                           ANNUAL REPORT 2001

[GRAPHIC]                                                        [ALL-STAR LOGO]







                                   [GRAPHIC]





                          LIBERTY ALL-STAR EQUITY FUND

A SINGLE INVESTMENT...
A DIVERSIFIED CORE PORTFOLIO

Only one mutual fund offers:

-    A diversified, multi-managed portfolio of growth and value stocks

- Exposure to all of the industry sectors that make the U.S. economy the world's most dynamic

-    Access to institutional-quality investment managers

-    Objective and ongoing manager evaluation

-    Active portfolio rebalancing

-    A quarterly fixed distribution policy

-    The power of more than $1.1 billion in assets

-    Listing on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR EQUITY FUND

                                                              PRESIDENT'S LETTER


FELLOW SHAREHOLDERS:                                               FEBRUARY 2002

Two thousand one marked the fifteenth anniversary of the Liberty All-Star Equity Fund, one of the first funds of its kind to bring the benefits of multi-management to the individual investor. The year also marked the second consecutive negative year for the stock market - as measured by the S&P 500 Index - a phenomenon not seen since 1973-74. Despite the difficulties, the Fund performed well on a relative basis over the course of the year based on both net asset value (NAV) and market price. Shareholders should take some comfort in the fact that Fund shares valued at market price with dividends reinvested were unchanged during a year when most market indices experienced double-digit declines. Of greater significance than any one year, however, is the Fund's consistent performance over its 15-year history, a subject about which I will say more momentarily.

[GRAPHIC]

    Returning to 2001, the following table summarizes key performance data for the fourth quarter and the full year. Note that in the market rebound during the fourth quarter, the Fund's NAV outperformed the Lipper Large-Cap Core Mutual Fund Average, as well as the broader market, as measured by the S&P 500 Index. The full year was more challenging; although the Fund's NAV gave up ground, the Fund still outperformed the Lipper Large-Cap Core benchmark and narrowly trailed the S&P 500. Further, as I have already pointed out, the Fund's market price outperformed both indices by an even wider margin.

FUND STATISTICS AND SHORT-TERM PERFORMANCE
PERIODS ENDING DECEMBER 31, 2001                                                4TH QUARTER                        2001
----------------------------------------------------------------------------------------------------------------------------
LIBERTY ALL-STAR EQUITY FUND

Year End Net Asset Value (NAV)                                                                                     $10.65

Year End Market Price                                                                                              $11.09

Year End Premium                                                                                                    4.1%

Dividends Paid                                                                     $0.25                           $1.20

Market Price Trading Range                                                    $10.40 to $11.85                 $8.60 to $13.57

Premium (Discount) Range                                                        4.0% to 14.0%                  (5.1)% to 15.7%

Shares Valued at NAV                                                               15.1%                          (13.0)%

Shares Valued at NAV with Dividends Reinvested                                     14.9%                          (12.7)%

Shares Valued at Market Price with Dividends Reinvested                             6.9%                            0.0%

Lipper Large-Cap Core Mutual Fund Average                                          10.6%                          (13.8)%

S&P 500 Index                                                                      10.7%                          (11.9)%

LONG-TERM PERFORMANCE SUMMARY                                                   ANNUALIZED RATES OF RETURN
PERIODS ENDING DECEMBER 31, 2001                                 -------------------------------------------------------
                                                                 3 YEARS         5 YEARS         10 YEARS       15 YEARS
LIBERTY ALL-STAR EQUITY FUND

Shares Valued at NAV                                               0.8%             9.2%            11.1%           12.3%

Shares Valued at NAV with Dividends Reinvested                     1.5              9.7             11.4            13.0

Shares Valued at Market Price with Dividends Reinvested            6.2             11.9             12.3            12.9

Lipper Large-Cap Core Mutual Fund Average                         (1.6)             8.2             11.0            11.9

S&P 500 Index                                                     (1.0)            10.7             12.9            13.7

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. The Fund's reinvested returns assume all primary subscription rights in all the Fund's rights offerings were exercised. Figures shown for the unmanaged S&P 500 Index are total returns, including income.

     I would like to highlight additional relative performance information that the table does not show, namely, that in the fourth quarter the Fund's 14.9 percent NAV reinvested return ranked in the top 5 percent of the Lipper Large-Cap Core universe. For the full year, the Fund's NAV results were also above average in that comparative Lipper universe.

    In a report that marks the Fund's fifteenth anniversary, it is appropriate to look back beyond the past year to gauge the Fund's performance through time. Once again, the story is a positive one. For three- and five-year periods the Fund shows similarly consistent NAV based results, as it ranked in the 15th and 36th percentiles (1 = Best; 100 = Worst) within the Lipper Large Cap Core universe, respectively. The Fund's 15-year return places it in the 29th percentile and, importantly, as the chart on page 8 shows, with less volatility than the universe of Lipper Large Cap Core funds that have a 15-year history.

     Those long-term results were delivered with the consistency of return for which the Fund was originally designed. Borrowing from a quote that appeared in All-Star's very first Annual Report, the Fund "is intended to result in more consistent and less volatile investment performance over changing market cycles" (the full quote appears on page 8). As the timeline appearing on pages 4 and 5 of this Annual Report so graphically illustrates, the Fund has operated through times of tumult and times of relative calm ... through wars and recessions ... through tragedy and triumph. The most recent year, 2001, presented more than its sharE of challenge. Through all of these times, both good and bad, the Fund remained true to its disciplines and Liberty Asset Management Company ensured that the investment managers did not deviate from their respective growth and value styles. To underscore the validity of our approach, it is worth observing that the Fund has outperformed the Lipper Large-Cap Core Mutual Fund Average for every trailing annualized period ending December 31, 2001 (i.e. 1, 2, 3, 4...15 years).

     Also, during the past 15 years, only one other fund in that universe having a 15-year record has delivered a better combination of return and consistency than All-Star has, as the graph on page 8 illustrates. As to the future, we make no prediction, but we continue today to apply the same thinking and investment discipline to managing the Fund as its founders did in 1986. Liberty All-Star Equity Fund has proven itself through time, and we are confident it will continue to do so.

     On behalf of the entire team at Liberty Asset Management Company, I would like to take this opportunity to thank you for your continuing support of the Fund. As always, we will continue to work in the best long-term interests of All-Star shareholders.


Sincerely,


/s/ William R. Parmentier


William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Equity Fund and
Liberty Asset Management Company

LIBERTY ALL-STAR EQUITY FUND: CHARTING OUR 15 YEARS

[CHART]

LOOKING BACK ON SOME OF THE HIGHLIGHTS OVER AN HISTORIC PERIOD, 1986 - 2001

                                                                            ALL-STAR MARKET             ALL-STAR MARKET
                                                                              PRICE WITH              PRICE PLUS DIVIDENDS
                                                                          DIVIDENDS REINVESTED           TAKEN IN CASH
-----------------------------------------------------------------------------------------------------------------------------
1986
[GRAPHIC] LIBERTY ALL-STAR EQUITY FUND COMPLETES
PUBLIC OFFERING IN OCTOBER OF 51 MILLION SHARES         Dec-86                  9.62500                     9.62500
1987                                                                            9.62500                     9.62500
STOCK MARKET CRASH SENDS DOW JONES INDUSTRIAL AVERAGE                           9.50000                     9.50000
DOWN 22.6% ON OCTOBER 19                                                        9.42188                     9.42500
                                                                                9.17063                     9.17500
                                                                                8.41688                     8.42500
                                                                                9.19800                     9.20500
                                                                                9.95400                     9.95500
                                                                               10.41300                    10.43000
                                                                                9.88200                     9.93000
                                                                                7.54875                     7.80500
                                                                                6.31350                     6.68000
                                                        Dec-87                  6.84000                     7.18000
1988                                                                            7.98000                     8.18000
NEW YORK STOCK EXCHANGE PROGRAM TRADING CURBS                                   7.98000                     8.18000
INTRODUCED                                                                      7.74225                     7.97000
                                                                                7.45550                     7.72000
                                                                                7.45550                     7.72000
                                                                                8.26000                     8.42000
                                                                                8.11250                     8.29500
                                                                                7.81750                     8.04500
                                                                                8.49800                     8.62000
                                                                                8.34625                     8.49500
                                                                                8.64975                     8.74500
                                                        Dec-88                  9.04075                     9.07000
1989                                                                            9.19663                     9.19500
[GRAPHIC] FALL OF THE BERLIN WALL                                               8.72900                     8.82000
                                                                                9.14138                     9.16500
                                                                                9.62250                     9.54000
                                                                                9.94325                     9.79000
                                                                               10.08788                     9.90500
                                                                               10.41863                    10.15500
                                                                               10.91475                    10.53000
                                                                               11.07438                    10.65500
                                                                               10.73363                    10.40500
                                                                               11.07438                    10.65500
                                                        Dec-89                 11.57475                    11.02000
1990                                                                           11.04863                    10.64500
[GRAPHIC] IRAQ INVADES KUWAIT                                                  11.22400                    10.77000
                                                                               11.35575                    10.86500
                                                                               11.17550                    10.74000
                                                                               12.07675                    11.36500
                                                                               12.24300                    11.49000
                                                                               12.24300                    11.49000
                                                                               10.94450                    10.61500
                                                                               10.70300                    10.46000
                                                                               11.08525                    10.71000
                                                                               11.46750                    10.96000
                                                        Dec-90                 12.16750                    11.42000
1991                                                                           12.56000                    11.67000
[GRAPHIC] USSR BREAKS UP                                                       14.13000                    12.67000
                                                                               14.91100                    13.17000
                                                                               15.11250                    13.29500
                                                                               16.12000                    13.92000
                                                                               15.50625                    13.54500
                                                                               15.50625                    13.54500
                                                                               15.50625                    13.54500
                                                                               16.98000                    14.43000
                                                                               16.76775                    14.30500
                                                                               16.34325                    14.05500
                                                        Dec-91                 18.71575                    15.44000
1992                                                                           18.71575                    15.44000
BORIS YELTSIN AND GEORGE BUSH FORMALLY END COLD WAR;                           19.15100                    15.69000
CUTS IN MILITARY BUDGETS IN THE U.S. CONTRIBUTE                                18.75300                    15.46000
BUDGET SURPLUSES IN FOLLOWING YEARS                                            18.75300                    15.46000
                                                                               19.19950                    15.71000
                                                                               19.00700                    15.60500
                                                                               20.15200                    16.23000
                                                                               19.46500                    15.85500
                                                                               19.24950                    15.74000
                                                                               19.71900                    15.99000
                                                                               20.65800                    16.49000
                                                        Dec-92                 21.41563                    16.88500
1993                                                                           21.17500                    16.76000
NORTH AMERICAN FREE TRADE AGREEMENT (NAFTA) ENACTED                            21.41563                    16.88500
                                                                               21.47712                    16.91000
                                                                               21.22050                    16.78000
                                                                               21.71400                    17.03000
                                                                               22.00013                    17.16500
                                                                               22.25300                    17.29000
                                                                               22.50588                    17.41500
                                                                               22.81400                    17.56000
                                                                               23.07325                    17.68500
                                                                               23.39700                    17.83000
                                                        Dec-93                 24.04113                    18.13500

A 15-YEAR DIARY

  1986
- Seven Astronauts killed in Challenger space shuttle disaster

  1987
- Alan Greenspan becomes Federal Reserve chairman

  1988
- RJR Nabisco leveraged buyout

  1989
- Japan's Nikkei 225 Index hits record 38915 - up 492% for the decade
- Junk bond market meltdown
- U.S. invades Panama

  1990
- Recession begins (July)
- Junk bond king Michael Milken pleads guilty, ending years of financial engineering at Drexel Burnham
- Bubble bursts in Japan's stock market
- Gulf War begins

  1991
- Recession ends (March)
- Gulf War ends

  1992
- World Wide Web established
- Bill Clinton elected President
- Riots in Los Angeles

  1993
- World Trade Center bombing

  1994
- Orange County, California, files for bankruptcy

  1995
- Oklahoma City bombing
- Mergers: Walt Disney and Capital Cities/ABC

  1996
- Fed Chair Alan Greenspan utters famous "irrational exuberance" warning
- President Clinton re-elected
- Mergers: Boeing and McDonnell Douglas

[CHART]

                                                                            ALL-STAR MARKET             ALL-STAR MARKET
                                                                              PRICE WITH              PRICE PLUS DIVIDENDS
                                                                          DIVIDENDS REINVESTED           TAKEN IN CASH
-----------------------------------------------------------------------------------------------------------------------------
1994                                                                        24.04113                    18.13500
[GRAPHIC] NASDAQ SURPASSES NEW YORK STOCK EXCHANGE                          23.23075                    17.76000
IN ANNUAL SHARE VOLUME                                                      22.15000                    17.27000
                                                                            23.25750                    17.77000
                                                                            23.25750                    17.77000
                                                                            22.70000                    17.52000
                                                                            22.98375                    17.64500
                                                                            22.99888                    17.64500
                                                                            22.70775                    17.52000
                                                                            21.83438                    17.14500
                                                                            20.37875                    16.52000
                                                        Dec-94              20.35750                    16.51000
1995                                                                        20.95625                    16.76000
NETSCAPE IPO; STOCK IS PRICED AT $28 AND RISES TO $71                       21.85438                    17.13500
ON THE FIRST DAY OF TRADING                                                 23.61975                    17.87500
                                                                            23.92650                    18.00000
                                                                            23.31300                    17.75000
                                                                            25.14000                    18.50000
                                                                            25.45425                    18.62500
                                                                            25.76850                    18.75000
                                                                            26.76750                    19.14500
                                                                            26.76750                    19.14500
                                                                            27.41250                    19.39500
                                                        Dec-95              28.77525                    19.92500
1996                                                                        29.10600                    20.05000
[GRAPHIC] THE "GRANDDADDY" OF BENCHMARKS, THE DOW JONES                     29.43675                    20.17500
INDUSTRIAL AVERAGE, MARKS ITS CENTENNIAL                                    30.86038                    20.71500
                                                                            30.18213                    20.46500
                                                                            29.50388                    20.21500
                                                                            29.97100                    20.39000
                                                                            27.88000                    19.64000
                                                                            29.97100                    20.39000
                                                                            31.44900                    20.92000
                                                                            31.80638                    21.04500
                                                                            33.05250                    21.48000
                                                        Dec-96              33.43500                    21.61000
1997                                                                        34.54950                    21.98500
THAILAND DEVALUES THE BAHT, TRIGGERING ASIAN ECONOMIC                       35.29250                    22.23500
CRISIS                                                                      35.84925                    22.43000
                                                                            36.23063                    22.55500
                                                                            38.13750                    23.18000
                                                                            40.45556                    23.93750
                                                                            42.40994                    24.56250
                                                                            41.62819                    24.31250
                                                                            45.28475                    25.47500
                                                                            41.67800                    24.35000
                                                                            43.77150                    25.00250
                                                        Dec-97              44.95631                    25.36250
1998                                                                        45.16738                    25.42500
RUSSIA DEVALUES THE RUBLE; U.S. HAS FIRST FEDERAL BUDGET                    47.70013                    26.17500
SURPLUS SINCE 1969                                                          49.29075                    26.65000
                                                                            47.99363                    26.27500
                                                                            45.39938                    25.52500
                                                                            48.68644                    26.45750
                                                                            48.01950                    26.27000
                                                                            37.34850                    23.27000
                                                                            42.55913                    24.73500
                                                                            43.70319                    25.04750
                                                                            46.67775                    25.86000
                                                        Dec-98              48.64500                    26.38750
1999                                                                        48.41000                    26.32500
[GRAPHIC] EURO IS LAUNCHED                                                  47.70500                    26.13750
                                                                            49.43063                    26.60250
                                                                            50.63625                    26.91500
                                                                            50.15400                    26.79000
                                                                            54.53250                    27.91000
                                                                            53.54100                    27.66000
                                                                            48.83138                    26.47250
                                                                            47.89300                    26.25000
                                                                            49.42150                    26.62500
                                                                            46.36450                    25.87500
                                                        Dec-99              46.49569                    25.90250
2000                                                                        45.70763                    25.71500
BUSH DECLARED PRESIDENT AFTER MONTH-LONG DELAY                              45.18225                    25.59000
                                                                            48.40831                    26.35750
                                                                            48.40831                    26.35750
                                                                            48.67875                    26.42000
                                                                            54.80294                    27.84250
                                                                            55.91569                    28.09250
                                                                            57.86300                    28.53000
                                                                            60.09938                    29.02500
                                                                            59.24081                    28.83750
                                                                            54.94800                    27.90000
                                                        Dec-00              58.28625                    28.63500
2001                                                                        63.58500                    29.76000
[GRAPHIC] 9/11: U.S. ATTACKED BY TERRORISTS; WORLD TRADE CENTER             62.69095                    29.54000
DESTROYED; PENTAGON HIT; UNITED AIRLINES FLIGHT 93 BROUGHT DOWN             59.30225                    28.84000
IN PENNSYLVANIA                                                             63.61074                    29.73000
                                                                            64.51900                    29.90000
                                                                            65.01530                    30.00000
                                                                            62.33528                    29.46000
                                                                            60.84975                    29.06000
                                                                            54.53370                    27.83000
                                                                            56.99850                    28.31000
                                                                            59.14125                    28.71000
                                                        Dec-01              58.30013                    28.55000

                                             USA
                                            LISTED
                                             NYSE

  1997
- Dow Jones Industrial Average surpasses 7000 and 8000
- Princess Diana killed in Paris auto accident
- Mergers: WorldCom and MCI; Morgan Stanley and Dean Witter

  1998
- Long-Term Capital Management bail-out
- Nikkei 225 sags to 13842
- Mergers: Citicorp and Travelers; Exxon and Mobil; Daimler-Benz and Chrysler

  1999
- Dow Jones Industrial Average hits 10000
- NASDAQ Composite Index rises 86%
- John Glenn becomes the oldest person in space at 77
- Mergers: Pfizer and Warner-Lambert; Viacom and CBS

  2000
- Economic expansion hits record of 107 months (February)
- S&P 500 Index, Dow Jones Industrial Average and NASDAQ Composite Index reach record highs in first quarter
- Unemployment rate falls below 4% for the first time in 30 years (September)
- NASDAQ Composite ends year off 39%
- Mergers: AOL and Time-Warner; Chase Manhattan and J.P. Morgan

  2001
- Eleven interest rate reductions by the Federal Reserve lower the Fed funds rate to 1.75%, a 40-year low
- Unemployment rate reverses course, hits 5.8% (December)
- In December, industrial production falls for 14 of the past 15 months
- GE and Honeywell merger abandoned
- Enron files for bankruptcy
- Argentina's economy in turmoil

MANAGEMENT OVERVIEW


What Shareholders Should Know About Liberty All-Star Equity Fund

[GRAPHIC]

                                    GROWTH
              MULTIPLE            AND VALUE
              MANAGERS             MANAGERS

               ACTIVE
              PORTFOLIO          DISTRIBUTION
             REBALANCING            POLICY


LIBERTY ALL-STAR EQUITY FUND COMBINES A RANGE OF DESIRABLE ATTRIBUTES IN A SINGLE FUND.


Five aspects of Liberty All-Star Equity Fund especially important to shareholders are:

- Multi-management investment approach
- Alignment with shareholder interests
- Active portfolio rebalancing
- Closed-end structure
- Distribution policy

As the Fund's multi-management investment approach is discussed more thoroughly on pages 8 and 9, this analysis will concentrate on the other points, starting with shareholder interests.

    The management of Liberty Asset Management Company (LAMCO) believes that it has achieved excellent alignment of shareholder and fund advisor interests since the Fund's inception in 1986. LAMCO, the Fund Manager, was established in that year. LAMCO's function is different from most asset management companies in that instead of managing a portfolio of stocks, we manage a portfolio of investment managers. We look at investment management firms in much the same way that a portfolio manager analyzes a company that's a candidate for investment. We refer to this as "looking at the four Ps" . . . that is, a focus on each investment management firm's philosophy, process, people and performance.

    In terms of shareholder benefit, that makes the Fund a turnkey investment, as LAMCO performs all the due diligence, research, selection and monitoring that would be expected of a professional investment management firm. Using our expertise, experience and state-of-the-art tools, we select managers for the Fund and we analyze them on an ongoing basis. LAMCO adds value by selecting best of breed managers and replacing them when necessary. There are very few mutual fund products, even if they're multi-managed, that have the objective oversight that we provide on an ongoing basis.

     We are aligned with the investor and shareholder because if a manager is not performing, then we're not performing. LAMCO has no vested interest in retaining or keeping managers for any reason other than superior performance relative to their style. We want what the shareholder wants, and that's better long-term, and more consistent returns than comparable mutual funds. LAMCO's senior management are shareholders in the Fund and are compensated in large measure based on the Fund's performance.


MULTI-MANAGEMENT: A PROVEN STRATEGY

     Multi-management is fundamental to All-Star's investment approach and to LAMCO's investment philosophy. As noted, pages 8 and 9 discuss multi-management, but it is worth observing in passing that subadvised and/or multi-managed funds are becoming more popular in the mutual fund industry; subadvised mutual funds, in fact, are growing at a faster rate than internally managed funds. LAMCO recognized the value of this approach 15 years ago.

     Not only does LAMCO select and continuously monitor the Fund's five investment managers, it engages in the discipline of active portfolio rebalancing to maintain the Fund's structural integrity through time. What is rebalancing? With five managers, it's natural that their various growth and value styles will cause them to perform differently over time. When LAMCO rebalances, it takes assets from the outperforming manager or managers and redeploys those assets among the other manager or managers. In this sense, it's about taking gains from today's winners and giving them to tomorrow's.

     Turning to the Fund's closed-end structure, a closed-end fund is one that has a fixed number of shares, which are bought and sold on a stock exchange through a broker or other financial intermediary. By contrast, most mutual funds are "open-ended" funds that continually offer new shares to investors and redeem shares when requested by the investor. All-Star is listed on the New York Stock Exchange (ticker symbol: USA) and is priced just like any other stock traded on an exchange - that is, by the supply and demand for the stock. Open-ended funds are not traded on stock exchanges; rather, purchases and redemptions are transacted at the net asset value price by the fund sponsor.

     Why is All-Star a closed-end fund? Because the structure lends itself to multi-management and to All-Star's objective as a long-term core investment. Being a closed-end fund with a fixed number of shares allows All-Star's investment managers to plan more effectively and not be forced to react to temporary stock market fluctuations and untimely cash flows. The managers are strictly focused on stock selection - not what the next day's inflows or outflows will be. Another advantage to closed-end funds is lower expenses. For example, because there's a fixed shareholder base and, thus, fewer transactions, transfer agency fees are lower.


DISTRIBUTION POLICY PROVIDES FLEXIBILITY

     Since 1988, the Fund has had a policy of paying annual distributions on its common shares totaling approximately 10 percent of the Fund's net asset value. The distributions are paid quarterly at a rate of 2.5 percent.

     The Fund's multi-management investment approach and the payout policy complement one another because when LAMCO finds it necessary to replace an investment manager a portion of the portfolio is turned over (sold). This often results in the realization of capital gains which provides a systematic mechanism for distributing funds to shareholders, which are generally taxed at a lower rate than ordinary income for most shareholders. This has helped to make the Fund a more tax efficient investment for most shareholders.

     All-Star has a diverse shareholder base. Some investors want a steady stream of income with equity participation and choose to take their dividends in the form of cash. Others choose to reinvest their dividends. Thus, in making its distributions, the Fund is not liquidating 10 percent of its assets each year, because many shareholders let their dividends compound over time by reinvesting.

MULTI-MANAGEMENT: WHAT AND WHY


A CONSISTENT APPROACH TO INVESTMENT MANAGEMENT SINCE 1986

"All-Star's portfolio is multi-managed, rather than single-managed, as are almost all other mutual funds. Its assets are equally divided among five portfolio management firms, each using a distinct, individualized style in managing common stock portfolios. A successful portfolio management firm's style is consistently employed through all types of stock market environments. Any one style will result in better investment results in some markets than in others. Thus, as ever-changing investors' preferences cause changes in stock market leadership, one or more of All-Star's five different management styles are expected to be in favor and the Fund as a whole will benefit. This same general approach is used by most large pension funds in the United States, and is intended to result in more consistent and less volatile investment performance over changing market cycles than the use of the investment style of a single manager."

                     - LIBERTY ALL-STAR EQUITY FUND'S FIRST ANNUAL REPORT (1986)


What was true 15 years ago remains equally true today. The preceding description of All-Star's investment approach can be reprinted today, 15 years later, without change. Today, as it did then, All-Star's Fund Manager, Liberty Asset Management Company (LAMCO), utilizes multi-management instead of relying on a single investment manager, as do most mutual funds. Since investment styles go in and out of favor, a style that produces strong returns one year may produce disappointing results the next. By contrast, multi-management combines managers who practice different investment styles to reduce volatility while producing attractive returns.

    The Fund is structured as a core investment by combining both growth and value style managers within the Fund. LAMCO doesn't ask an investment manager to pick both growth and value stocks because that's an inefficient way to blend the two styles. Instead, we believe that many good investment managers achieved their success because they practice a specific style of investing and do so because that's what they truly believe is the best way to make money.

    All-Star's long-term track record provides clear testimony to the benefits of the multi-management strategy. As the chart below illustrates, since All-Star's first full calendar year of operation 15 years ago, the Fund has achieved better-than-average returns and better-than-average consistency compared with other open-end core funds.

[GRAPHIC]

All-Star's high return and high consistency combination is well-placed among the universe of open-end Large-Cap Core funds


    Each dot represents the precise 15-year return and consistency record ending December 31, 2001, of one fund in the universe of 48 open-end Large-Cap Core equity mutual funds (as classified by Lipper, Inc.) that have a 15-year history.

   Consistency is measured by the volatility of "non-market" monthly returns, calculated by subtracting the return of the S&P 500 Index from each mutual fund's return. The lower the volatility, the higher the consistency of results compared with the stock market.

                                            HOW LAMCO PRACTICES MULTI-MANAGEMENT

[CHART]

TCW INVESTMENT MANAGEMENT COMPANY
GROWTH/Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

OPPENHEIMER CAPITAL
VALUE/Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital that trade below their intrinsic value.

WESTWOOD MANAGEMENT CORPORATION
VALUE/Companies selling at reasonable valuations based on the firm's earnings projections, which are not yet reflected in consensus estimates.

BOSTON PARTNERS ASSET MANAGEMENT, L.P.
VALUE/Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

MASTRAPASQUA & ASSOCIATES
GROWTH/Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.



LAMCO SELECTS AND BLENDS INVESTMENT MANAGERS FOR ALL-STAR, AND IT EVALUATES THEM ON AN ONGOING BASIS, REPLACING THEM WHEN NECESSARY

The investment managers LAMCO selects for All-Star are distinguished by a number of characteristics:
- A constant focus on a particular style of investing.
- A disciplined investment decision-making process.
- A record of success relative to other managers who practice the same strategy.
- Continuity among the investment professionals, so that those who have built the record remain the managers.
- A well-managed, highly responsive organization.

The pie chart above shows the investment manager lineup and the allocations to each, and is accompanied by a brief description of the managers' style.

    LAMCO conducts continuing evaluation of the investment managers to be sure that each is still the best choice for All-Star. Through frequent meetings with the investment managers, and through other qualitative and quantitative analyses, each is continually evaluated to assure that: they are consistently practicing their investment style; their organization and investment process continue to support their style; and their investment performance is competitive when compared with other managers practicing a similar style.

    LAMCO is also alert to ensuring the proficiency of the investment managers as a team. The objective is to be certain that the team remains an optimal combination, giving All-Star the full benefits of multi-management. Our procedures include:

- Assuring that All-Star's total portfolio has the proper investment characteristics.
- Researching new managers as possible future investment managers.
- Active rebalancing among investment managers.
- Making manager changes when necessary. Ten investment managers have been replaced during the Fund's 15-year history.

MANAGER ROUNDTABLE


SIGNALS POINT TO RECOVERY AHEAD, BUT CAUTION LIGHTS ARE BLINKING TO REMIND INVESTORS NOT TO GET AHEAD OF THEMSELVES; THE MANAGERS FOCUS ON COMPANY FUNDAMENTALS

A YEAR AGO, stock market indices had closed out a down year, the Fed was cutting interest rates, the Bush/Gore election had been resolved, "new economy" dreams had been replaced by old economy realities and it seemed as though markets were poised for a steady, if unspectacular year. But, events don't always go as scripted, and stocks gave up ground again in 2001 as investors focused on weak corporate earnings, valuations that remained high by historical standards, a slowing economy and a host of lesser problems - and that was before September
11. What are the chances of a third straight negative year? All-Star's managers focus on stockpicking, not market forecasting, so there's no attempt to answer that question here. But - as this Manager Roundtable shows - their differing styles lead them to differing perspectives on 2002.


THE VIEWS EXPRESSED IN THIS INTERVIEW REPRESENT THE MANAGERS' VIEWS AT THE TIME OF THE DISCUSSION (JANUARY 2002) AND ARE SUBJECT TO CHANGE.


For our 2001 Annual Report Roundtable, All-Star's five investment managers share their views on a number of topics, from a look back at 2001 to a look ahead at how their individual styles will drive investment decisions in 2002. While 2001 was a challenging year for Liberty All-Star Equity Fund - as it was for most equity investors - the Fund's shares valued at market price managed to close the year exactly where they began it. This was a notable achievement, as most growth and value indices declined. The Fund Manager, Liberty Asset Management Company (LAMCO), serves as moderator for the Roundtable. The participating portfolio managers and their investment styles are:


BOSTON PARTNERS ASSET MANAGEMENT, L.P.
PORTFOLIO MANAGER/Mark E. Donovan,
Chairman, Equity Strategy Committee
INVESTMENT STYLE/Value - Boston Partners invests in undervalued companies that have sound business fundamentals and positive business momentum. The firm searches for companies with low price-to-earnings and price-to-book value ratios where a catalyst for positive change has been identified.


MASTRAPASQUA & ASSOCIATES
PORTFOLIO MANAGER/Frank Mastrapasqua,
Chairman and Chief Executive Officer
INVESTMENT STYLE/Growth - Mastrapasqua uses proprietary screens, in-house research and direct contact with managements to select growth companies with compelling valuations. Mastrapasqua focuses on companies with proven competitive advantage and profitability records. A proprietary risk-adjusted price-to-earnings ratio is computed and compared to an independently derived long-term earnings growth rate. Companies selected for investment have projected growth rates that exceed the risk-adjusted price-to-earnings ratio.

OPPENHEIMER CAPITAL
PORTFOLIO MANAGER/ John G. Lindenthal,
Managing Director
INVESTMENT STYLE/Value - Oppenheimer invests in the stocks of quality companies with sound business prospects that are considered undervalued. Research focuses on cash flow analysis. Purchase candidates exhibit a high return on equity, large undedicated cash flow and reasonable prices in relation to intrinsic value.

TCW INVESTMENT MANAGEMENT COMPANY
PORTFOLIO MANAGER/Glen E. Bickerstaff,
Managing Director U.S. Equities
INVESTMENT STYLE/Growth - TCW invests in companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. Its concentrated growth equity strategy seeks leading companies with distinct advantages in their business model and an inherent edge over their competitors. Research plays a critical role in the selection process, and the investment horizon is long term.

WESTWOOD MANAGEMENT CORPORATION
PORTFOLIO MANAGER/Susan M. Byrne,
President and Chief Investment Officer
INVESTMENT STYLE/Value - Westwood employs internally-generated, bottom-up, fundamental research and seeks to identify stocks with misperceived growth expectations. Proprietary income and balance sheet projections are utilized to identify securities whose typical portfolio


[SIDENOTE]
"P/E RATIOS MAY APPEAR HIGH FROM A HISTORICAL PERSPECTIVE, BUT RELATIVE TO INTEREST RATES AND, PERHAPS MORE IMPORTANTLY, RELATIVE TO INFLATION - BOTH OF WHICH ARE QUITE LOW - VALUATIONS ARE REASONABLE."

GLEN BICKERSTAFF,
TCW (GROWTH)
characteristics include higher return on equity, higher forecasted 12-month growth rates and lower forecasted price-to-earnings ratios than the market.

LAMCO: Looking back, what is the one thing that surprised you most about the financial markets in 2001? John Lindenthal, lead off for us, please.

LINDENTHAL (OPPENHEIMER - VALUE): The biggest surprise in terms of the investment overview was the extent of the decline in short-term interest rates due to Fed easing and weakness in the economy. In terms of individual stocks, the collapse of Enron happened very fast.

LAMCO: How about the other value managers' perspectives, Susan Byrne and Mark Donovan?

BYRNE (WESTWOOD - VALUE): Beyond the shock and pain of September 11, we think the collapse of Enron would be the biggest surprise. I thought the lessons over leverage had been learned in 1998 with the demise of Long-Term Capital Management. Usually, these are generation-defining events, but with this one-two punch, the market's focus on the balance sheet should prove to be a strict disciplinarian.

DONOVAN (BOSTON PARTNERS - VALUE): We were surprised by the strength of the fourth quarter recovery in stock prices, and particularly surprised at investors' willingness to move back into NASDAQ stocks. While the sharp initial sell-off of stocks immediately after the September 11 attacks was clearly an emotional reaction and bound to be followed by a bounce back, we found it surprising that the rise persisted through year-end. In our judgment, corporate America still faces a challenging profit environment in the quarters ahead, even if we have now passed through the trough of the recession. These challenges are particularly evident for many NASDAQ companies, some of which have seen 50 percent or greater increases in their share prices off of their September lows.

LAMCO: What about the growth managers? What surprised you, Frank Mastrapasqua and Glen Bickerstaff?

MASTRAPASQUA (MASTRAPASQUA & ASSOCIATES - GROWTH): We were most surprised by the speed with which the financial markets were able to recover from the devastation to infrastructure and life that occurred on September 11. Despite losses to a single firm which provided 25 percent of fixed income market liquidity, two days later the market was trading in an orderly manner. The equity markets, being closed for four days, functioned efficiently when reopened with virtually no disruptions.

BICKERSTAFF (TCW - GROWTH): We do not try to forecast the markets. Rather, we spend our time focusing on companies that possess significant business model advantage and that, over time, will be able to gain share and create wealth for shareholders. Nevertheless, we were surprised by the dramatic sell-off in the market in 2001 and the abrupt slowdown in capital spending.

LAMCO: After a look back at 2001, let's turn our focus to 2002. Persuasive arguments can be made, pro and con, for the stock market outlook (e.g., pro: Fed interest rate cuts, rebound in the economy; con: high P/E ratios, global recession, further terrorist attacks). What factors, bottom-up or top-down, are you focusing on to drive investment decisions in 2002? Glen Bickerstaff, let's stay with you.

BICKERSTAFF (TCW - GROWTH): From a top-down standpoint we try to identify long-term themes that specific companies can benefit from. We have witnessed a significant lowering of interest rates after what were perhaps unnecessary increases in 1999 and 2000. The war on terrorism has gone well. The global synchronized recession may turn into a global synchronized recovery. Price-to-earnings (P/E) ratios may appear high from a historical perspective, but relative to interest rates and, perhaps more importantly, relative to inflation - both of which are quite low - valuations are reasonable. Besides, as companies have come through a profits recession the earnings of current price-to-earnings (P/E) ratios are a bit depressed. If the economy does recover, then forecast earnings - especially relative to down cycle results, where companies were willing to take writedowns - may exceed consensus expectations.

LAMCO: Frank Mastrapasqua, what are you focusing on to drive investment decisions?

MASTRAPASQUA (MASTRAPASQUA & ASSOCIATES - GROWTH): We're anticipating further liquidity growth, lower energy prices, inventory liquidation, fiscal stimulus and the geopolitical realignment to be key developments.


[SIDENOTE]
"IF A PROFIT RECOVERY FAILS TO MATERIALIZE, WE SUSPECT THERE WILL BE A GROWING CONCERN THAT THE AGGRESSIVE MONETARY EASING...HAS NOT WORKED AND THE FED IS `PUSHING ON A STRING...'"

MARK DONOVAN,
BOSTON PARTNERS (VALUE)

Earnings are likely to surprise on the upside, led by recovery in technology, health care, financial services, transportation and business service sectors.

LAMCO: Susan Byrne, how about Westwood Management's focus for 2002?

BYRNE (WESTWOOD - VALUE): Westwood believes the fundamentals are in place for economic growth and a rebound in corporate earnings. The existing monetary and fiscal stimulus will lead to an economic recovery in the first half of 2002, and the economy should grow steadily in the second half of the year, but at a level below its historical trend as consumer spending remains muted. Corporate profits will post a sharper rebound next year as cost cutting and headcount reductions set the stage for strong earnings growth, driven by a moderate improvement in sales growth. Benign inflation will be supportive to equity valuations.

LAMCO: What is Boston Partners focused on, Mark Donovan?

DONOVAN (BOSTON PARTNERS - VALUE): We are primarily focused on the trend in corporate profits. Most of the published estimates for 2002 suggest that operating earnings for the S&P 500 will come in around $49.00, representing a 13% increase over estimated 2001 operating earnings. We believe there are a number of factors that may make it difficult for companies to meet their profit expectations. These include overcapacity in the industrial and technology sectors, a financially strapped consumer, and an expected rise in the costs associated with corporate defined benefit pension plans. With the S&P now trading at about 23 times forecasted profits, we don't see a tremendous margin of safety to protect investors against disappointments in earnings for the year ahead.

LAMCO: John Lindenthal, what are you concentrating on at Oppenheimer?

LINDENTHAL (OPPENHEIMER - VALUE): Future events that are top-down in relation to interest rates, the economy and global recession are almost impossible to predict. We focus on individual stock selection, where the opportunity to generate positive returns outweighs the risk of ownership. Overall valuations remain high, so we are focused on finding value in individual securities. We continue to have an over weighting in financial stocks.

LAMCO: Turning to another thought about 2002, what, in your opinion, is the biggest risk factor or source of disappointment that might diminish returns in 2002, and what is the biggest potential positive surprise that might take the market higher? Let's ask the growth managers to start off.

MASTRAPASQUA (MASTRAPASQUA & ASSOCIATES - GROWTH): The biggest risk factor is the possibility that a premature shift from an aggressive monetary policy stalls the prospect for a multi-year cyclical rebound. The most likely upside surprise would be strong productivity, thus raising earnings and cash flow to unexpected levels.

BICKERSTAFF (TCW - GROWTH): The historically high level of mortgage refinancing has probably run its course. At the margin, the consumer's financial situation cannot get significantly better. So, one should not expect a powerful, consumer-led recovery. However, after a significant hiatus, corporate America should be ready to resume investing capital in equipment that will enable companies to compete in a globally competitive world. Today's technology products offer greater improvements and enhancements for the dollar invested than at any similar point in a period of economic decline. The fact that companies have been able to improve productivity during a recession, when they were mostly overstaffed, affirms the notion that spending for information technology equipment has made business much more efficient. Moreover, as technology product prices have fallen during the recession the value proposition to business has become quite compelling.

LAMCO: OK, let's turn to the value perspective. Start us off, Mark Donovan.

DONOVAN (BOSTON PARTNERS - VALUE): As I noted earlier, the market seems to have embraced a scenario whereby profits enjoy a robust, "v-shaped" recovery in 2002. We cited some of the reasons why we are cautious on the profit recovery this year. A further risk factor is a loss of confidence on the part of investors. If a profit recovery fails to materialize, we suspect there will be a growing concern that the aggressive monetary easing undertaken by the Federal Reserve throughout 2001 has not worked and the Fed is "pushing on a string" in trying to revive the economy. Such a loss of confidence would likely manifest itself in declining equity market valuations.


[SIDENOTE]
"OVERALL VALUATIONS REMAIN HIGH, SO WE ARE FOCUSED ON FINDING VALUE IN INDIVIDUAL SECURITIES. WE CONTINUE TO HAVE AN OVER WEIGHTING IN FINANCIAL STOCKS."

JOHN LINDENTHAL,
OPPENHEIMER (VALUE)

   The positive scenario for the market would be if the anticipated profit recovery becomes more evident in the early part of 2002, as opposed to the consensus view of a late-year recovery in earnings. This would set the stage for companies to potentially exceed consensus expectations for profits.

LINDENTHAL (OPPENHEIMER - VALUE): The biggest risk factor is a lack of an earnings rebound in sectors such as technology and telecommunications where earnings have been particularly hard hit over the past year. On the positive side, continued low inflation, interest rates and excess liquidity provided by the Federal Reserve would certainly help the market's direction.

BYRNE (WESTWOOD - VALUE): The potential problems in 2002 include still-high valuations, especially in many technology groups. The depressed economic condition in Japan and Argentina could spread to their neighbors. This would threaten the U.S. and European recoveries. The possibility for a dollar crisis due to overly rapid portfolio adjustments to the euro is a slight, but serious, possibility. The most positive potential surprise could be strong profits, modest economic activity and low inflation - the perfect recipe for a good stock market.

LAMCO: Industries and/or sectors have received a lot of attention lately, also pro and con. For instance, a stalwart like pharmaceuticals has been under pressure and the outlook for technology/telecom remains muted; consumer discretionary and housing have been strong. What is your own outlook for industries/sectors that are likely to lead the market and, conversely, those that are likely to lag? Let's hear first from the value managers on this one. What are your thoughts, Mark Donovan?

DONOVAN (BOSTON PARTNERS - VALUE): As we enter 2002, we don't believe there are any sectors of the market that stand out as being exceptionally undervalued or overvalued. A sector that is beginning to emerge as a potentially interesting investment opportunity is the energy sector. We are intrigued with this group for the simple reason that capital spending appears to have peaked in mid-2001 and is now on the decline. In any commodity business, declining expenditures tend to be a good first indicator to look for as a precursor to an upturn in the pricing cycle. Our enthusiasm for the group is tempered somewhat by the high level of inventories in both crude oil and natural gas that currently exist, as well as an uncertain near-term outlook for OPEC compliance with recently reduced production schedules.

LAMCO: What is Westwood's strategy vis-a-vis sectors, Susan Byrne?

BYRNE (WESTWOOD - VALUE): Westwood has positioned the portfolio with a barbell structure. On one end of the barbell, we are focused on cyclical companies that stand to benefit from the sooner-than-expected economic recovery. This is reflected in Westwood's positions in the basic materials, producer durables and energy sectors as well as our ownership of select technology stocks. On the other end of the barbell, we are focused on companies that offer attractive dividend yields. With money market rates at very low levels, total return-oriented investors may increasingly look to high yielding equities in the financial, utility and real estate investment trust sectors.

LAMCO: John Lindenthal, what is Oppenheimer's perspective?

LINDENTHAL (OPPENHEIMER - VALUE): Overall valuation levels have narrowed for both economic sectors and investment styles. The trade-off between value and growth over the past two years has run its course. The aggressive group rotation within sectors has evened out the valuation spread among groups. So again, we focus on individual stocks that are mispriced by investors where we have an insight on what will improve the company's operations.

LAMCO: Glen Bickerstaff, what is TCW's position regarding sectors?

BICKERSTAFF (TCW - GROWTH): As I mentioned earlier, we anticipate a resumption in spending for information technology products. The portfolio is well positioned with leading companies, like Dell, Microsoft, Maxim Integrated and Siebel, which will benefit from this development. Additionally, we continue to anticipate strong long-term demand for health care and financial services. Companies like Genentech and Charles Schwab have very compelling franchises. We do not believe in the sector rotation game. Everyone has access to the same macro information and, typically, whatever appears to be a sure thing is not.


[SIDENOTE]
"WESTWOOD BELIEVES THE FUNDAMENTALS ARE IN PLACE FOR ECONOMIC GROWTH AND A REBOUND IN CORPORATE EARNINGS. BENIGN INFLATION WILL BE SUPPORTIVE TO EQUITY VALUATIONS."


SUSAN BYRNE,
WESTWOOD MANAGEMENT (VALUE)

LAMCO: Frank Mastrapasqua, what are your expectations for leading and lagging sectors?

MASTRAPASQUA (MASTRAPASQUA & ASSOCIATES - GROWTH): Consumer spending should remain strong and capital expenditures should return to more normal levels. In the early stages of the upturn, traditional cyclical sectors should recover effectively, complementing an anticipated upturn in traditional growth industries. The laggards will be more pronounced in those companies that have failed to modernize during the downturn, compromised on R&D, or where directors have become complacent with mediocre management that lacks vision and effective execution.

LAMCO: This has been an interesting discussion. Let's focus on one more question: Since interest rates aren't likely to go much lower - and the economy, based on many forecasts, should be strong enough to turn in a good second half in 2002 - how much risk do you see if the Fed reverses course and begins to increase rates? Susan Byrne, thoughts, please?

BYRNE (WESTWOOD - VALUE): The degree of risk to the equity markets associated with an increase in official interest rates is dependent upon the conditions that lead to any rate increase. Because the real fed funds rate tends to track changes in real GDP, if the Fed raises the fed funds rate in response to higher real economic growth, then the impact on equity prices in general should be minimal. However, if an increase in the fed funds rate is in response to higher inflation, then the implications for the equity markets are more significant and a negative impact on equity prices would be expected.

LAMCO: Thank you. Mark Donovan, what are your thoughts about interest rates?

DONOVAN (BOSTON PARTNERS - VALUE): Interestingly, the interest rate futures markets are discounting a very high probability that the Fed will be in a tightening mode by the second half of this year, yet the equity markets seem to be putting a very low probability on this scenario judging from the market's P/E multiple of roughly 23 times. We would, therefore, conclude that the equity market does face the risk of a decline in its P/E ratio should the Fed begin to increase interest rates.

LAMCO: John Lindenthal, what is Oppenheimer's position on interest rates?

LINDENTHAL (OPPENHEIMER - VALUE): The risk of higher interest rates at some point could be substantial because price-to-earnings ratios are still high. Bonds would become more competitive with stocks and the Fed would be draining liquidity from the financial system, which is usually not good for equities. However, we do not foresee higher rates in the near term because of excess capacity, lower energy prices and restrained investment by corporations.

LAMCO: Let's wrap-up with the growth managers' point of view on interest rates. Glen Bickerstaff, share your thinking, please, and then let's hear from Frank Mastrapasqua.

BICKERSTAFF (TCW - GROWTH): We believe the Fed's primary role is to fight inflation. Inflation rates are very low and the long-term structural forces of inflation are very benign. So, in our view, there is no reason today for the Fed to raise rates. We do not anticipate that inflation or economic growth will be problematic for the foreseeable future and, thus, there would be no reason for the Fed to raise rates. We do not anticipate much benefit from further rate reductions, either. If one needs to borrow money, one would willingly pay more than prevailing rates. Alternatively, if one were nervous about their ability to repay a loan no rate short of zero would entice borrowing. If the Fed is unable to stimulate demand through further rate cuts, we have probably seen the end of the mortgage-refinancing boom. Washington seems unable to bring about a fiscal stimulus package but the economy may recover without it.

MASTRAPASQUA (MASTRAPASQUA & ASSOCIATES - GROWTH): I believe the impact would be significant. Should the Fed reverse interest rate policy, we would argue that the economic upturn would be stymied and severely limit the magnitude and duration of the market upturn.

LAMCO: Many thanks to all for an interesting session.


[SIDENOTE]
"EARNINGS ARE LIKELY TO SURPRISE ON THE UPSIDE, LED BY RECOVERY IN TECHNOLOGY, HEALTH CARE, FINANCIAL SERVICES, TRANSPORTATION AND BUSINESS SERVICE SECTORS."

FRANK MASTRAPASQUA,
MASTRAPASQUA & ASSOCIATES (GROWTH)

                                   INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS


THE FUND'S FIVE INVESTMENT MANAGERS AND THE INVESTMENT STYLES THEY
PRACTICE ARE:

BOSTON PARTNERS ASSET MANAGEMENT, L.P./VALUE
Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

OPPENHEIMER CAPITAL/VALUE
Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital that trade below their intrinsic value.

WESTWOOD MANAGEMENT CORPORATION/VALUE
Companies selling at reasonable valuations based on the firm's earnings projections, which are not yet reflected in consensus estimates.

MASTRAPASQUA & ASSOCIATES/GROWTH
Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.

TCW INVESTMENT MANAGEMENT COMPANY/GROWTH
Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO
CHARACTERISTICS:

The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Stock Index.



PORTFOLIO CHARACTERISTICS                    INVESTMENT STYLE SPECTRUM
AS OF DECEMBER 31, 2001             VALUE                                 GROWTH
(UNAUDITED)                                           [GRAPHIC]


                                    BOSTON         OPPEN-                       MASTRA-                    TOTAL            S&P
                                   PARTNERS        HEIMER       WESTWOOD        PASQUA         TCW          FUND         500 INDEX
------------------------------------------------------------------------------------------------------------------------------------
Number of Holdings                    42             28            40             37           26            143            500

Percent of Holdings in Top 10         38%            56%           28%            37%          57%           19%            25%

Weighted Average Market

Capitalization (billions)             $27            $67           $51            $83          $82           $61           $105

Average Five-Year

Earnings Per Share Growth             11%            17%           12%            22%          29%           18%            16%

Dividend Yield                       1.3%           1.5%          2.1%           0.3%         0.2%          1.1%           1.4%

Price/Earnings Ratio                  15x            17x           16x            35x          38x           23X            24x

Price/Book Value Ratio               2.8x           3.6x          2.9x           7.0x         7.1x          4.6X           5.3x

INVESTMENT GROWTH AS OF DECEMBER 31, 2001


[EDGAR REPRESENTATION OF MOUNTAIN CHART]

                              NAV        MARKET PRICE
                           DIVIDENDS      DIVIDENDS
                 NAV       REINVESTED     REINVESTED
                -----      ----------     ----------
  30-Oct-86       9.3          9.3            9.3
  30-Nov-86      9.42         9.42           9.42
  31-Dec-86      9.11         9.11           9.11
  31-Jan-87     10.17        10.17          10.17
  28-Feb-87     10.87        10.87          10.87
  31-Mar-87     11.08        11.09          11.09
  30-Apr-87     10.77        10.77          10.77
  31-May-87     10.86        10.86          10.86
  30-Jun-87     11.31        11.32          11.32
  31-Jul-87     11.81        11.82          11.82
  31-Aug-87     12.28        12.39          12.39
  30-Sep-87      11.8        11.94          11.94
  31-Oct-87      9.24         9.12           9.12
  30-Nov-87      8.51         8.32           8.32
  31-Dec-87      9.08         9.01           9.01
  31-Jan-88      9.47         9.45           9.45
  29-Feb-88      9.82         9.85           9.85
  31-Mar-88      9.51         9.51           9.51
  30-Apr-88      9.52         9.52           9.52
  31-May-88      9.48         9.47           9.47
  30-Jun-88      9.85         9.95           9.95
  31-Jul-88      9.75         9.83           9.83
  31-Aug-88      9.54         9.58           9.58
  30-Sep-88       9.9        10.05          10.05
  31-Oct-88     10.05        10.23          10.23
  30-Nov-88      9.92        10.08          10.08
  31-Dec-88     10.11        10.33          10.33
  31-Jan-89     10.65        11.01          11.01
  28-Feb-89     10.49        10.81          10.81
  31-Mar-89     10.64        11.04          11.04
  30-Apr-89     11.05        11.56          11.56
  31-May-89     11.44        12.07          12.07
  30-Jun-89     11.35        11.99          11.99
  31-Jul-89     12.09        12.98          12.98
  31-Aug-89     12.31        13.26          13.26
  30-Sep-89     12.35        13.38          13.38
  31-Oct-89     12.14        13.09          13.09
  30-Nov-89     12.25        13.25          13.25
  31-Dec-89     12.35        13.44          13.44
  31-Jan-90     11.79        12.66          12.66
  28-Feb-90     11.88        12.78          12.78
  31-Mar-90     12.13        13.18          13.18
  30-Apr-90     11.99        12.98          12.98
  31-May-90     12.91         14.3           14.3
  30-Jun-90     12.96        14.42          14.42
  31-Jul-90     12.93        14.38          14.38
  31-Aug-90     12.15        13.22          13.22
  30-Sep-90     11.69        12.58          12.58
  31-Oct-90     11.67        12.55          12.55
  30-Nov-90     12.23        13.41          13.41
  31-Dec-90     12.59           14             14
  31-Jan-91     13.04        14.71          14.71
  28-Feb-91     13.71        15.76          15.76
  31-Mar-91      14.1        16.41          16.41
  30-Apr-91     14.03         16.3           16.3
  31-May-91     14.54        17.12          17.12
  30-Jun-91     14.04        16.32          16.32
  31-Jul-91     14.52        17.12          17.12
  31-Aug-91     14.56        17.19          17.19
  30-Sep-91     14.76        17.54          17.54
  31-Oct-91     14.95        17.86          17.86
  30-Nov-91     14.35        16.84          16.84
  31-Dec-91     15.89         19.5           19.5
  31-Jan-92     15.69        19.15          19.15
  29-Feb-92     15.46        18.75          18.75
  31-Mar-92     15.52        18.86          18.86
  30-Apr-92     15.62        19.04          20.95
  31-May-92     15.72        19.22          21.14
  30-Jun-92     15.47        18.76          20.64
  31-Jul-92     15.92        19.58          21.55
  31-Aug-92     15.44         18.7          20.58
  30-Sep-92     15.94        19.63           21.6
  31-Oct-92     16.04        19.81          21.81
  30-Nov-92     16.17        20.06          22.08
  31-Dec-92     16.54        20.75          22.84
  31-Jan-93     16.62        20.91          23.01
  28-Feb-93     16.46         20.6          22.67
  31-Mar-93     16.78        21.22          23.36
  30-Apr-93     16.45        20.57          22.64
  31-May-93     16.55        20.77          22.86
  30-Jun-93     16.85        21.36          23.52
  31-Jul-93     16.83        21.32          23.47
  31-Aug-93     17.02        21.71           23.9
  30-Sep-93     17.35        22.38          24.64
  31-Oct-93      17.4        22.48          26.25
  30-Nov-93     17.17        21.99          25.68
  31-Dec-93     17.41        22.47          26.24
  31-Jan-94     17.78        23.27          27.17
  28-Feb-94     17.35        22.34          26.09
  31-Mar-94     17.12        21.82          25.47
  30-Apr-94      17.2        21.99          25.68
  31-May-94     17.07        21.71          25.34
  30-Jun-94        17        21.52          25.12
  31-Jul-94      17.3         22.2          25.92
  31-Aug-94     17.76        23.27          27.16
  30-Sep-94     17.46        22.57          27.85
  31-Oct-94     17.63        22.96          28.34
  30-Nov-94     16.94        21.36          26.35
  31-Dec-94     17.27        22.18          27.36
  31-Jan-95     17.41        22.51          27.78
  28-Feb-95      17.5        22.73          28.04
  31-Mar-95     18.08        24.12          29.77
  30-Apr-95     18.23        24.49          30.22
  31-May-95     18.38        24.86          30.67
  30-Jun-95     19.03        26.47          32.66
  31-Jul-95     19.45        27.53          33.97
  31-Aug-95     19.24           27          33.32
  30-Sep-95     19.82        28.51          35.17
  31-Oct-95      19.7         28.2          34.79
  30-Nov-95     19.81        28.48          35.14
  31-Dec-95     20.08        29.19          36.01
  31-Jan-96     20.44        30.14          37.19
  29-Feb-96     20.62        30.61          37.78
  31-Mar-96     20.76        30.98          38.23
  30-Apr-96     20.99        31.61             39
  31-May-96     20.96        31.53           38.9
  30-Jun-96     21.17        32.15          39.67
  31-Jul-96     20.52        30.33          37.44
  31-Aug-96     20.62        30.61          37.78
  30-Sep-96     21.63        33.48          41.31
  31-Oct-96      21.8        33.96          41.91
  30-Nov-96     22.58        36.28          44.78
  31-Dec-96     22.31        35.52          43.83
  31-Jan-97     23.01         37.6           46.4
  28-Feb-97     22.91         37.3          46.03
  31-Mar-97     22.41        35.79          44.16
  30-Apr-97     22.87        37.19           45.9
  31-May-97     23.45        38.96          48.08
  30-Jun-97     24.31        41.62          51.36
  31-Jul-97     25.29        44.68          55.15
  31-Aug-97     24.34        41.71          51.48
  30-Sep-97     25.36        44.92          55.44
  31-Oct-97     24.86        43.31          53.46
  30-Nov-97     25.21        44.45          54.88
  31-Dec-97     25.37        44.98          55.53
  31-Jan-98     25.35        44.91          55.45
  28-Feb-98     26.45        48.63          60.03
  31-Mar-98      27.2        51.19          63.21
  30-Apr-98     27.33        51.64          63.77
  31-May-98     26.45         48.6          62.44
  30-Jun-98     27.19        51.29          65.88
  31-Jul-98     26.89        50.22          64.51
  31-Aug-98     24.23        40.76          52.36
  30-Sep-98     25.37        44.88          57.65
  31-Oct-98     26.21        47.96           61.6
  30-Nov-98      26.5        49.02          62.96
  31-Dec-98     27.67        53.47          68.67
  31-Jan-99     27.72        53.66          68.91
  28-Feb-99     27.24        51.85          66.59
  31-Mar-99     27.75        53.86          69.17
  30-Apr-99     28.56        56.98          73.19
  31-May-99     27.96        54.67          70.21
  30-Jun-99     28.88        58.38          74.98
  31-Jul-99     28.27        55.96          71.88
  31-Aug-99     27.48        52.83          67.85
  30-Sep-99     27.48        52.91          67.95
  31-Oct-99     28.14         55.6          71.41
  30-Nov-99     27.92         54.7          70.25
  31-Dec-99     28.86        58.93          75.68
  31-Jan-00     28.39        56.95          73.14
  29-Feb-00     28.26         56.4          72.44
  31-Mar-00     29.65        62.65          80.47
  30-Apr-00     29.48        61.92          79.52
  31-May-00     29.22        60.79          78.08
  30-Jun-00     29.62        62.71          80.54
  31-Jul-00     29.51        62.22          79.91
  31-Aug-00     30.12        64.94           83.4
  30-Sep-00     30.15        65.25           83.8
  31-Oct-00     30.33        66.07          84.86
  30-Nov-00     28.89        59.48          76.39
  31-Dec-00     29.87         64.1          82.33
  31-Jan-01     30.03        64.86          83.29
  28-Feb-01     28.93        59.74          76.72
  31-Mar-01     28.09        55.67           71.5
  30-Apr-01     28.99        60.03          77.09
  31-May-01     29.09         60.5           77.7
  30-Jun-01     28.88        59.46          76.36
  31-Jul-01      28.6        58.07          74.58
  31-Aug-01      27.9        54.89           70.5
  30-Sep-01      26.7        48.73          62.59
  31-Oct-01     27.08        50.68          65.09
  30-Nov-01     27.97        55.25          70.96
  31-Dec-01     28.11        55.99          71.91

INCLUDES ADDITIONAL INVESTMENTS
MADE THROUGH RIGHTS OFFERINGS             $71.91(2)

NET ASSET VALUE OF SHARES ACQUIRED
THROUGH DISTRIBUTION REINVESTMENT         $55.99(2)

NET ASSET VALUE PER SHARE
PLUS DISTRIBUTIONS PAID                   $28.11(1)

1. Net asset value (NAV) of one share of All-Star as of 12/31/01 plus distributions paid since inception.

2. To evaluate your investment in the Fund, these values should be used. Each value shows how your investment valued at NAV has fared by reinvesting the Fund's distributions. The upper value includes additional investments made through the rights offerings in 1992, 1993, 1994 and 1998.

The above chart illustrates the net asset value (NAV) growth of an original share of the Fund since the Fund's inception date through December 31, 2001. The bottom region of the chart reflects NAV growth assuming all distributions were received in cash and not reinvested back into the Fund. An original share grew to $28.11 (current NAV of $10.65 plus distributions paid since inception totaling $17.46, which includes tax credits of $0.67 on retained capital gains).

    Moving up the chart, the middle region depicts additional value added through the reinvestment and compounding of distributions. An original share with distributions reinvested grew to $55.99 (5.257 shares times the current NAV of $10.65).

    On four occasions, the Fund has allowed the purchase of additional shares of the Fund at a discount through rights offerings. The top region illustrates the additional value added assuming participation in all the rights offerings and the reinvestment of all distributions. An original share grew to $71.91 (6.752 shares times the current NAV of $10.65).

                      TABLE OF PER-SHARE VALUES, DISTRIBUTIONS AND REINVESTMENTS

                                        SHARES      SHARES
           SHARES                     PURCHASED     ACQUIRED     SHARES       NAV(1)                   MARKET PRICE  TOTAL MARKET
          OWNED AT                     THROUGH      THROUGH      OWNED      PER SHARE   TOTAL NAV        PER SHARE      PRICE OF
         BEGINNING     PER SHARE     REINVESTMENT    RIGHTS     AT END        AT END    OF SHARES         AT END         SHARES
 YEAR     OF YEAR    DISTRIBUTIONS     PROGRAM      OFFERING    OF YEAR      OF YEAR        OWNED         OF YEAR         OWNED
 1987      1.000          $1.18          0.140           -       1.140        $7.90         $9.01          $6.00          $6.84
 1988      1.140           0.64          0.107           -       1.247         8.29         10.34           7.25           9.04
 1989      1.247           0.95          0.156           -       1.403         9.58         13.44           8.25          11.57
 1990      1.403           0.90          0.167           -       1.570         8.92         14.00           7.75          12.17
 1991      1.570           1.02          0.171           -       1.741        11.20         19.50          10.75          18.72
 1992      1.741           1.07          0.199        0.179(2)   2.119        10.78         22.84          11.125         23.57
 1993      2.119           1.25(3)       0.266        0.138(2)   2.523        10.40         26.24          11.125         28.07
 1994      2.523           1.00          0.277        0.155(2)   2.955         9.26         27.36           8.50          25.12
 1995      2.955           1.04          0.310           -       3.265        11.03         36.01          10.875         35.51
 1996      3.265           1.31(3)       0.403           -       3.668        11.95         43.83          11.25          41.27
 1997      3.668           1.69(3)       0.501           -       4.169        13.32         55.53          13.313         55.50
 1998      4.169           1.40          0.487        0.173(2)   4.829        14.22         68.67          12.938         62.48
 1999      4.829           1.39          0.569           -       5.398        14.02         75.68          11.063         59.72
 2000      5.398           1.42          0.651           -       6.049        13.61         82.33          12.375         74.86
 2001      6.049           1.20          0.703           -       6.752        10.65         71.91          11.09          74.88

1. Net Asset Value.

2. 1992: Rights offering completed in April 1992. One share offered at $10.05 for every 10 shares owned.
   1993: Rights offering completed in October 1993. One share offered at $10.41 for every 15 shares owned.
   1994: Rights offering completed in September 1994. One share offered at $9.14 for every 15 shares owned.
   1998: Rights offering completed in April 1998. One share offered at $12.83 for every 20 shares owned.

3. 1993: Includes the $0.18 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.125.
   1996: Includes the $0.13 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.25.
   1997: Includes the $0.36 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $13.313.


DISTRIBUTION POLICY

Liberty All-Star Equity Fund's current policy, in effect since 1988, is to pay distributions on its common shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. THE FIXED DISTRIBUTIONS ARE NOT RELATED TO THE AMOUNT OF THE FUND'S NET INVESTMENT INCOME OR NET REALIZED CAPITAL GAINS OR LOSSES. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the minimum amount required to be distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

TOP 50 HOLDINGS

      RANK AS         RANK AS                                                                       MARKET          PERCENT OF
    OF 12/31/01      OF 9/30/01         SECURITY NAME                                            VALUE ($000)       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
         1                1             Freddie Mac                                                $32,399              2.9%
         2                2             Citigroup, Inc.                                             31,387              2.8
         3                3             The Progressive Corp.                                       25,918              2.3
         4                6             Microsoft Corp.                                             22,895              2.0
         5               14             Dell Computer Corp.                                         17,931              1.6
         6                5             Sprint Corp. (FON Group)                                    15,721              1.4
         7               13             Genentech, Inc.                                             15,478              1.4
         8                7             Amgen, Inc.                                                 15,470              1.4
         9               11             Wal-Mart Stores, Inc.                                       14,819              1.3
        10                8             Countrywide Credit Industries, Inc.                         14,688              1.3
        11               17             The Home Depot, Inc.                                        13,933              1.2
        12                4             XL Capital Ltd.                                             13,896              1.2
        13               18             International Business Machines Corp.                       13,808              1.2
        14               29             Clear Channel Communications, Inc.                          13,664              1.2
        15               31             Maxim Integrated Products, Inc.                             13,227              1.2
        16               15             American International Group, Inc.                          13,165              1.2
        17               27             Applied Materials, Inc.                                     13,101              1.2
        18               65             Tyco International Ltd.                                     12,658              1.1
        19               19             Intel Corp.                                                 12,479              1.1
        20               20             Marathon Oil Corp.                                          12,444              1.1
        21               59             ChevronTexaco Corp.*                                        12,375              1.1
        22               24             General Electric Co.                                        11,090              1.0
        23               26             Alcoa, Inc.                                                 11,013              1.0
        24               12             Pfizer, Inc.                                                10,832              1.0
        25               95             Siebel Systems, Inc.                                        10,767              1.0
        26               23             McDonald's Corp.                                            10,556              0.9
        27               25             American Home Products Corp.                                10,542              0.9
        28               28             Verizon Communications, Inc.                                10,491              0.9
        29               34             QUALCOMM, Inc.                                              10,342              0.9
        30               82             Conoco, Inc.                                                10,321              0.9
        31               58             Agilent Technologies, Inc.                                  10,229              0.9
        32               40             IDEC Pharmaceuticals Corp.                                  10,064              0.9
        33               39             Hewlett-Packard Co.                                          9,952              0.9
        34               47             Cisco Systems, Inc.                                          9,723              0.9
        35               36             The Gillette Co.                                             9,562              0.8
        36               73             3Com Corp.                                                   9,158              0.8
        37               130            Network Appliance, Inc.                                      9,135              0.8
        38               49             Stilwell Financial, Inc.                                     9,111              0.8
        39               10             Pharmacia Corp.                                              8,829              0.8
        40               30             Wells Fargo & Co.                                            8,690              0.8
        41               22             AFLAC, Inc.                                                  8,596              0.8
        42               21             UST, Inc.                                                    8,411              0.7
        43               43             Biovail Corp.                                                8,325              0.7
        44               86             Xilinx, Inc.                                                 8,279              0.7
        45               53             Genzyme Corp.                                                8,261              0.7
        46               61             Golden West Financial Corp.                                  8,139              0.7
        47               New            Transocean Sedco Forex, Inc.                                 8,100              0.7
        48               35             FleetBoston Financial Corp.                                  8,030              0.7
        49               45             The Boeing Co.                                               7,756              0.7
        50               38             Minnesota Mining & Manufacturing Co.                         7,684              0.7


                        *Result of merger between Chevron Corp. and Texaco, Inc.

                                       MAJOR STOCK CHANGES IN THE FOURTH QUARTER


The following are the major ($4.0 million or more) stock changes--both purchases and sales--that were made in the Fund's portfolio during the fourth quarter of 2001.

SECURITY NAME                                                       PURCHASES (SALES)         SHARES AS OF 12/31/01
-----------------------------------------------------------------------------------------------------------------------
PURCHASES

ConAgra Foods, Inc.                                                       239,100                     239,100
Dominion Resources, Inc.                                                   99,000                      99,000
FedEx Corp.                                                               100,000                     100,000
FirstEnergy Corp.                                                         167,800                     167,800
General Motors Corp.                                                      119,200                     119,200
Prudential Financial, Inc.                                                174,300                     174,300
Transocean Sedco Forex, Inc.                                              239,500                     239,500
Tyco International Ltd.                                                    92,400                     214,900


SALES

Anheuser-Busch Companies, Inc.                                           (136,500)                          0
Avon Products, Inc.                                                      (338,700)                          0
Baxter International, Inc.                                               (100,000)                          0
CMS Energy Corp.                                                         (232,200)                          0
J.P. Morgan Chase & Co.                                                  (158,250)                          0
Masco Corp.                                                              (340,000)                          0
Pharmacia Corp.                                                          (149,240)                    207,000
Reliant Energy, Inc.                                                     (189,300)                          0
Teva Pharmaceutical Industries Ltd.                                       (70,000)                          0
The Williams Companies, Inc.                                             (182,437)                          0
XL Capital Ltd.                                                          (120,600)                    152,100

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001

COMMON STOCKS (95.8%)                                                                          SHARES              MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (10.0%)

AUTOMOBILE (0.5%)
General Motors Corp.                                                                           119,200            $   5,793,120
                                                                                                                 ----------------

HOTELS, RESTAURANTS & LEISURE (1.9%)
Carnival Corp.                                                                                 200,000                5,616,000
International Game Technology (a)                                                               80,900                5,525,470
McDonald's Corp.                                                                               398,800               10,556,236
                                                                                                                 ----------------
                                                                                                                     21,697,706
                                                                                                                 ----------------

MEDIA (3.6%)
AOL Time Warner, Inc. (a)                                                                      178,900                5,742,690
Clear Channel Communications, Inc. (a)                                                         268,400               13,664,244
Gannett Co., Inc.                                                                              100,900                6,783,507
Pixar, Inc. (a)                                                                                122,100                4,390,716
The Reader's Digest Association, Inc.                                                          221,400                5,109,912
The Walt Disney Co.                                                                            224,500                4,651,640
                                                                                                                 ----------------
                                                                                                                     40,342,709
                                                                                                                 ----------------

MULTI-LINE RETAIL (2.8%)
May Department Stores Co.                                                                      100,000                3,698,000
Sears, Roebuck & Co.                                                                           128,700                6,131,268
Target Corp.                                                                                   165,000                6,773,250
Wal-Mart Stores, Inc.                                                                          257,500               14,819,125
                                                                                                                 ----------------
                                                                                                                     31,421,643
                                                                                                                 ----------------

SPECIALTY RETAIL (1.2%)
The Home Depot, Inc.                                                                           273,150               13,933,382
                                                                                                                 ----------------

CONSUMER STAPLES (3.9%)
FOOD & DRUG RETAILING (0.9%)
CVS Corp.                                                                                      120,000                3,552,000
The Kroger Corp. (a)                                                                           300,000                6,261,000
                                                                                                                 ----------------
                                                                                                                      9,813,000
                                                                                                                 ----------------

FOOD PRODUCTS (1.0%)
ConAgra Foods, Inc.                                                                            239,100                5,683,407
Heinz (H.J.) Co.                                                                               141,500                5,818,480
                                                                                                                 ----------------
                                                                                                                     11,501,887
                                                                                                                 ----------------

PERSONAL PRODUCTS (0.8%)
The Gillette Co.                                                                               286,300                9,562,420
                                                                                                                 ----------------

TOBACCO (1.2%)
Philip Morris Companies, Inc.                                                                  125,400                5,749,590
UST, Inc.                                                                                      240,300                8,410,500
                                                                                                                 ----------------
                                                                                                                     14,160,090
                                                                                                                 ----------------

                                           See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                                                      SHARES              MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
ENERGY (6.9%)

ENERGY EQUIPMENT & SERVICES (1.3%)
Nabors Industries, Inc. (a)                                                                    178,300            $   6,121,039
Transocean Sedco Forex, Inc.                                                                   239,500                8,099,890
                                                                                                                 ----------------
                                                                                                                     14,220,929
                                                                                                                 ----------------

OIL & GAS (5.6%)
Anadarko Petroleum Corp.                                                                       102,200                5,810,070
Apache Corp.                                                                                   119,590                5,965,149
Burlington Resources, Inc.                                                                      69,200                2,597,768
ChevronTexaco Corp.                                                                            138,100               12,375,141
Conoco, Inc., Class A                                                                          364,700               10,321,010
Devon Energy Corp.                                                                             135,000                5,217,750
Exxon Mobil Corp.                                                                              152,700                6,001,110
Marathon Oil Corp.                                                                             414,800               12,444,000
PanCanadian Energy Corp.                                                                       114,433                2,975,258
                                                                                                                 ----------------
                                                                                                                     63,707,256
                                                                                                                 ----------------


FINANCIALS (23.6%)

BANKS (5.3%)
Bank of America Corp.                                                                           94,800                5,967,660
Comerica, Inc.                                                                                 106,500                6,102,450
FleetBoston Financial Corp.                                                                     220,000               8,030,000
Golden West Financial Corp.                                                                     138,300               8,138,955
KeyCorp                                                                                        241,500                5,878,110
SunTrust Banks, Inc.                                                                            88,200                5,530,140
Wachovia Corp.                                                                                 196,000                6,146,560
Washington Mutual, Inc.                                                                        179,800                5,879,460
Wells Fargo & Co.                                                                              200,000                8,690,000
                                                                                                                 ----------------
                                                                                                                     60,363,335
                                                                                                                 ----------------

DIVERSIFIED FINANCIALS (10.0%)
American Express Co.                                                                           164,568                5,873,432
The Charles Schwab Corp.                                                                       419,150                6,484,251
Citigroup, Inc.                                                                                621,766               31,386,748
Countrywide Credit Industries, Inc.                                                            358,500               14,687,745
Freddie Mac                                                                                    495,400               32,399,160
Merrill Lynch & Co., Inc.                                                                       90,000                4,690,800
Morgan Stanley Dean Witter & Co.                                                                50,000                2,797,000
Prudential Financial, Inc. (a)                                                                 174,300                5,785,017
Stilwell Financial, Inc.                                                                       334,700                9,110,534
                                                                                                                 ----------------
                                                                                                                    113,214,687
                                                                                                                 ----------------

See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                                                      SHARES              MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
INSURANCE (7.8%)
ACE Ltd.                                                                                       125,700             $  5,046,855
AFLAC, Inc.                                                                                    350,000                8,596,000
Allmerica Financial Corp.                                                                      129,200                5,755,860
American International Group, Inc.                                                             165,809               13,165,235
The Hartford Financial Services Group, Inc.                                                     86,700                5,447,361
MBIA, Inc.                                                                                      90,700                4,864,240
MetLife, Inc.                                                                                  189,900                6,016,032
The Progressive Corp.                                                                          173,600               25,918,480
XL Capital Ltd., Class A                                                                       152,100               13,895,856
                                                                                                                 ----------------
                                                                                                                     88,705,919
                                                                                                                 ----------------

REAL ESTATE (0.5%)
Kimco Realty Corp.                                                                              89,850                2,937,197
Vornado Realty Trust                                                                            62,000                2,579,200
                                                                                                                 ----------------
                                                                                                                      5,516,397
                                                                                                                 ----------------


HEALTH CARE (12.6%)

BIOTECHNOLOGY (6.3%)
Amgen, Inc. (a)                                                                                274,100               15,470,204
Biogen, Inc. (a)                                                                               121,300                6,956,555
Genentech, Inc. (a)                                                                            285,300               15,477,525
Genzyme Corp. (a)                                                                              138,000                8,260,680
IDEC Pharmaceuticals Corp. (a)                                                                 146,000               10,063,780
Invitrogen Corp. (a)                                                                            95,000                5,883,350
MedImmune, Inc. (a)                                                                            100,000                4,635,000
Protein Design Labs, Inc. (a)                                                                  141,000                4,624,800
                                                                                                                 ----------------
                                                                                                                     71,371,894
                                                                                                                 ----------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
Applera Corp. - Applied Biosystems Group                                                        65,000                2,552,550
Becton, Dickinson & Co.                                                                        201,700                6,686,355
                                                                                                                 ----------------
                                                                                                                      9,238,905
                                                                                                                 ----------------

HEALTH CARE PROVIDERS & SERVICES (1.2%)
Anthem, Inc. (a)                                                                                75,000                3,712,500
CIGNA Corp.                                                                                     42,300                3,919,095
WellPoint Health Networks, Inc. (a)                                                             49,800                5,819,130
                                                                                                                 ----------------
                                                                                                                     13,450,725
                                                                                                                 ----------------

PHARMACOLOGY (4.3%)
American Home Products Corp.                                                                   171,800               10,541,647
Biovail Corp. (a)                                                                              148,000                8,325,000
Eli Lilly and Co.                                                                               91,500                7,186,410
Pfizer, Inc.                                                                                   271,825               10,832,226
Pharmacia Corp.                                                                                207,000                8,828,550
Schering-Plough Corp.                                                                          100,000                3,581,000
                                                                                                                 ----------------
                                                                                                                     49,294,833
                                                                                                                 ----------------


See Notes to Schedule of Investments

COMMON STOCKS (CONTINUED)                                                                      SHARES              MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIALS (7.9%)

AEROSPACE & DEFENSE (1.7%)
The Boeing Co.                                                                                 200,000            $   7,756,000
General Dynamics Corp.                                                                          73,300                5,837,612
United Technologies Corp.                                                                       91,900                5,939,497
                                                                                                                 ----------------
                                                                                                                     19,533,109
                                                                                                                 ----------------

AIR FREIGHT & COURIERS (1.0%)
CP Holders, Inc.                                                                               162,000                6,355,260
FedEx Corp.                                                                                    100,000                5,188,000
                                                                                                                 ----------------
                                                                                                                     11,543,260
                                                                                                                 ----------------

AIRLINES (0.6%)
AMR Corp. (a)                                                                                  100,000                2,217,000
Southwest Airlines Co.                                                                         256,700                4,743,816
                                                                                                                 ----------------
                                                                                                                      6,960,816
                                                                                                                 ----------------

COMMERCIAL SERVICES & SUPPLIES (0.7%)
Paychex, Inc.                                                                                  219,312                7,643,023
                                                                                                                 ----------------

INDUSTRIAL CONGLOMERATES (2.8%)
General Electric Co.                                                                           276,700               11,090,136
Minnesota Mining & Manufacturing Co.                                                            65,000                7,683,650
Tyco International Ltd.                                                                        214,900               12,657,610
                                                                                                                 ----------------
                                                                                                                     31,431,396
                                                                                                                 ----------------

MACHINERY (0.5%)
Caterpillar, Inc.                                                                              115,700                6,045,325
                                                                                                                 ----------------

ROAD & RAIL (0.6%)
Union Pacific Corp.                                                                            112,700                6,423,900
                                                                                                                 ----------------


INFORMATION TECHNOLOGY (22.7%)

COMMUNICATIONS EQUIPMENT (3.3%)
Brocade Communications Systems, Inc. (a)                                                       142,300                4,712,976
Cisco Systems, Inc. (a)                                                                        536,900                9,723,259
Juniper Networks, Inc. (a)                                                                      53,600                1,015,720
Lucent Technologies, Inc. (a)                                                                  312,300                1,964,367
QUALCOMM, Inc. (a)                                                                             204,800               10,342,400
3Com Corp. (a)                                                                               1,435,500                9,158,490
                                                                                                                 ----------------
                                                                                                                     36,917,212
                                                                                                                 ----------------

COMPUTERS & PERIPHERALS (5.8%)
Apple Computer, Inc. (a)                                                                       265,400                5,812,260
Dell Computer Corp. (a)                                                                        659,700               17,930,646
EMC Corp. (a)                                                                                  322,500                4,334,400


See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                                                      SHARES              MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (CONTINUED)

Hewlett-Packard Co.                                                                            484,500            $   9,951,630
International Business Machines Corp.                                                          114,150               13,807,584
Network Appliance, Inc. (a)                                                                    417,700                9,135,099
Sun Microsystems, Inc. (a)                                                                     341,200                4,210,408
                                                                                                                 ----------------
                                                                                                                     65,182,027
                                                                                                                 ----------------


ELECTRONIC EQUIPMENT & INSTRUMENTS (2.2%)
Agilent Technologies, Inc. (a)                                                                 358,800               10,229,388
Millipore Corp.                                                                                122,000                7,405,400
Solectron Corp. (a)                                                                            354,500                3,998,760
Waters Corp. (a)                                                                                85,000                3,293,750
                                                                                                                 ----------------
                                                                                                                     24,927,298
                                                                                                                 ----------------

IT CONSULTING & SERVICES (0.7%)
Computer Sciences Corp. (a)                                                                     54,500                2,669,410
Electronic Data Systems Corp.                                                                   75,000                5,141,250
                                                                                                                 ----------------
                                                                                                                      7,810,660
                                                                                                                 ----------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (6.1%)
Analog Devices, Inc. (a)                                                                       115,000                5,104,850
Applied Materials, Inc. (a)                                                                    326,710               13,101,071
Broadcom Corp., Class A (a)                                                                    135,000                5,517,450
Cypress Semiconductor Corp. (a)                                                                111,400                2,220,202
Intel Corp.                                                                                    396,800               12,479,360
Maxim Integrated Products, Inc. (a)                                                            251,900               13,227,269
National Semiconductor Corp. (a)                                                                56,800                1,748,872
Novellus Systems, Inc. (a)                                                                      92,000                3,629,400
Texas Instruments, Inc.                                                                        148,100                4,146,800
Xilinx, Inc. (a)                                                                               212,000                8,278,600
                                                                                                                 ----------------
                                                                                                                     69,453,874
                                                                                                                 ----------------

SOFTWARE (4.6%)
Microsoft Corp. (a)                                                                            345,485               22,895,291
Oracle Corp. (a)                                                                               371,700                5,133,177
Parametric Technology Corp. (a)                                                                489,600                3,823,776
PeopleSoft, Inc. (a)                                                                           120,000                4,824,000
Siebel Systems, Inc. (a)                                                                       384,800               10,766,704
VERITAS Software Corp. (a)                                                                     109,000                4,885,380
                                                                                                                 ----------------
                                                                                                                     52,328,328
                                                                                                                 ----------------


MATERIALS (3.0%)

CHEMICALS (0.5%)
Syngenta AG (a)(b)                                                                             575,900                6,104,540
                                                                                                                 ----------------


See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                                                      SHARES              MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
METALS & MINING (1.6%)
Alcoa, Inc.                                                                                    309,800            $  11,013,390
United States Steel Corp.                                                                      366,900                6,644,559
                                                                                                                 ----------------
                                                                                                                     17,657,949
                                                                                                                 ----------------

PAPER & FOREST PRODUCTS (0.9%)
Georgia-Pacific Group.                                                                         209,200                5,776,012
International Paper Co.                                                                        113,000                4,559,550
                                                                                                                 ----------------
                                                                                                                     10,335,562
                                                                                                                 ----------------


TELECOMMUNICATION SERVICES (2.8%)

DIVERSIFIED TELECOMMUNICATION SERVICES (2.8%)
Sprint Corp. (FON Group)                                                                       782,900               15,720,632
Verizon Communications, Inc.                                                                   221,054               10,491,223
WorldCom, Inc. - WorldCom Group (a)                                                            360,000                5,068,800
                                                                                                                 ----------------
                                                                                                                     31,280,655
                                                                                                                 ----------------


UTILITIES (2.4%)

ELECTRIC UTILITIES (1.8%)
Dominion Resources, Inc.                                                                        99,000                5,949,900
Duke Energy Corp.                                                                               76,800                3,015,168
FirstEnergy Corp.                                                                              167,800                5,869,644
Progress Energy, Inc.                                                                          136,710                6,156,051
                                                                                                                 ----------------
                                                                                                                     20,990,763
                                                                                                                 ----------------

GAS UTILITIES (0.6%)
El Paso Corp.                                                                                  143,000                6,379,230
                                                                                                                 ----------------
TOTAL COMMON STOCKS (Cost of $987,154,842)                                                                        1,086,259,764
                                                                                                                 ----------------


PREFERRED STOCK (0.4%)


CONSUMER DISCRETIONARY (0.4%)

MEDIA (0.4%)
The News Corp. Ltd. (b) (Cost $4,611,740)                                                      150,000                3,969,000
                                                                                                                 ----------------


See Notes to Schedule of Investments

                                                     INTEREST             MATURITY             PAR
   SHORT-TERM INVESTMENTS (4.7%)                       RATE                 DATE               VALUE               MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (2.4%)

American Express                                       1.75%              01/15/02          $2,500,000            $   2,498,299
                                                       1.76               01/17/02           4,000,000                3,996,871
                                                       1.95               01/31/02           3,000,000                2,995,375

Household Finance Corp                                 1.75               01/03/02           2,500,000                2,499,757
                                                       1.83               01/22/02           3,500,000                3,496,264
                                                       1.94               01/08/02           2,500,000                2,499,057
                                                       1.94               01/10/02           2,000,000                1,999,030

Tyco Capital Corp                                      1.80               01/24/02           3,500,000                3,495,975
                                                       1.81               01/29/02           4,000,000                3,994,369
                                                                                                                 ---------------

TOTAL COMMERCIAL PAPER (COST $27,474,997)                                                                            27,474,997
                                                                                                                 ---------------


REPURCHASE AGREEMENT (2.3%)

Repurchase Agreement with SBC Warburg Ltd., dated 12/31/01
at 1.73% to be repurchased at $25,903,489 on 01/02/02,
collateralized by U.S. Treasury Bonds and/or notes with various maturities to 2027, with a current market value of $26,349,087.
(Cost $25,901,000)                                                                          25,901,000               25,901,000
                                                                                                                 ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $53,375,997)                                                                      53,375,997
                                                                                                                 ---------------
TOTAL INVESTMENTS (100.9%) (COST $1,045,142,579) (c)                                                              1,143,604,761
OTHER ASSETS AND LIABILITIES, NET (-0.9%)                                                                           (10,441,082)
                                                                                                                 ---------------
NET ASSETS (100.0%)                                                                                              $1,133,163,679
                                                                                                                 ===============
NET ASSET VALUE PER SHARE (106,447,090 SHARES OUTSTANDING)                                                               $10.65
                                                                                                                 ===============


NOTES TO SCHEDULE OF INVESTMENTS:
      (a) Non-income producing security.
      (b) Represents an American Depositary Receipt.
      (c) Cost for federal income tax purposes is $1,049,973,862. The difference between cost for Generally Accepted Accounting Principles and cost on a Tax basis is related to timing differences. Realized losses have been deferred for Tax purposes and cost adjusted accordingly.
             Gross unrealized appreciation and depreciation of investments at December 31, 2001 is as follows:

                   Gross unrealized appreciation                $ 211,974,513
                   Gross unrealized depreciation                 (118,343,614)
                                                                --------------
                      Net unrealized appreciation               $  93,630,899
                                                                ==============


                                              See Notes to Financial Statements.

                                                            FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2001

ASSETS:
    Investments at market value (identified cost $1,045,142,579)                                                   $1,143,604,761
    Receivable for investments sold                                                                                    12,271,739
    Dividends and interest receivable                                                                                     647,054
    Other assets                                                                                                            6,416
                                                                                                                   --------------
          TOTAL ASSETS                                                                                              1,156,529,970
                                                                                                                   --------------

LIABILITIES:
    Payable due to custodian bank                                                                                           1,436
    Payable for investments purchased                                                                                   9,813,113
    Distributions payable to shareholders                                                                              12,357,289
    Management, administrative and bookkeeping fees payable                                                               862,380
    Accrued expenses                                                                                                      332,073
                                                                                                                   --------------
          TOTAL LIABILITIES                                                                                            23,366,291
                                                                                                                   --------------
NET ASSETS                                                                                                         $1,133,163,679
                                                                                                                   ==============

NET ASSETS REPRESENTED BY:
    Paid-in capital (unlimited number of shares of beneficial interest
     without par value authorized, 106,447,090 shares outstanding)                                                 $1,037,047,615
    Accumulated net realized gain on investments less distributions                                                    (2,346,118)
    Net unrealized appreciation on investments                                                                         98,462,182
                                                                                                                   --------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES
OF BENEFICIAL INTEREST ($10.65 PER SHARE)                                                                          $1,133,163,679
                                                                                                                   ==============



See Notes to Financial Statements.

STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:

    Dividends                                                                                                       $ 14,113,866
    Interest                                                                                                           1,248,875
                                                                                                                   --------------
          TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES
            WITHHELD AT SOURCE WHICH AMOUNTED TO $47,901)                                                             15,362,741

EXPENSES:
    Management fee                                                                             $    8,559,470
    Administrative fee                                                                              2,142,185
    Bookkeeping and pricing fees                                                                      233,932
    Custodian and transfer agent fees                                                                 326,794
    Shareholder communication expenses                                                                559,011
    Legal and audit fees                                                                               97,952
    Trustees' fees and expense                                                                        102,536
    NYSE fee                                                                                           93,126
    Miscellaneous expenses                                                                             99,115
                                                                                               --------------
          TOTAL EXPENSES                                                                                              12,214,121
                                                                                                                   --------------
          CUSTODY EARNINGS CREDIT                                                                                         (1,525)
                                                                                                                   --------------
          NET EXPENSES                                                                                                12,212,596
                                                                                                                   --------------
NET INVESTMENT INCOME                                                                                                  3,150,145

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions:
    Proceeds from sales                                                                           825,868,477
    Cost of investments sold                                                                      799,802,794
                                                                                               --------------

Net realized gain on investment transactions                                                                          26,065,683

Net unrealized appreciation on investments:
    Beginning of year                                                                             303,766,825
    End of year                                                                                    98,462,182
                                                                                               --------------
          Change in unrealized appreciation-net                                                                     (205,304,643)
                                                                                                                   --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $(176,088,815)
                                                                                                                   ==============


                                              See Notes to Financial Statements.

                                                                                                YEAR ENDED DECEMBER 31,
                                                                                           ---------------------------------
STATEMENT OF CHANGES IN NET ASSETS                                                            2001                   2000
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income                                                               $    3,150,145         $    5,128,422
     Net realized gain on investment transactions                                            26,065,683            167,110,714
     Change in unrealized appreciation--net                                                (205,304,643)           (70,161,986)
                                                                                        ----------------       ----------------
     Net increase (decrease) in net assets resulting from operations                       (176,088,815)           102,077,150
                                                                                        ----------------       ----------------

DISTRIBUTIONS DECLARED FROM:
     Net investment income                                                                   (3,150,145)            (5,712,380)
     Net realized gain on investments                                                      (119,953,062)          (135,687,387)
                                                                                        ----------------       ----------------
     Total distributions                                                                   (123,103,207)          (141,399,767)
                                                                                        ----------------       ----------------

CAPITAL TRANSACTIONS:
     Increase in net assets from capital share transactions                                  56,182,988             19,294,351
                                                                                        ----------------       ----------------
     Total decrease in net assets                                                          (243,009,034)           (20,028,266)

NET ASSETS:
     Beginning of year                                                                    1,376,172,713          1,396,200,979
                                                                                        ----------------       ----------------
     End of year                                                                         $1,133,163,679         $1,376,172,713
                                                                                        ================       ================



See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                  YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------
                                                      2001         2000           1999         1998
                                                  ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of year                 $13.61        $14.02        $14.22        $13.32
                                                  ------------  ------------  ------------  ------------
Income from Investment Operations:

  Net investment income                                0.03          0.05          0.05          0.05

  Net realized and unrealized gain
    (loss) on investments                             (1.79)         0.96          1.22          2.35

  Provision for federal income tax                      --            --            --            --
                                                  ------------  ------------  ------------  ------------
Total from Investment Operations                      (1.76)         1.01          1.27          2.40
                                                  ------------  ------------  ------------  ------------
Less Distributions from:

  Net investment income                               (0.03)        (0.06)        (0.05)        (0.05)

  Realized capital gain                               (1.17)        (1.36)        (1.34)        (1.35)

  Return of capital                                     --            --            --            --
                                                  ------------  ------------  ------------  ------------
Total Distributions                                   (1.20)        (1.42)        (1.39)        (1.40)
                                                  ------------  ------------  ------------  ------------
 Change due to rights offering (b)                      --            --            --          (0.10)

 Impact of shares issued in dividend
  reinvestment (c)                                      --            --          (0.08)          --
                                                  ------------  ------------  ------------  ------------
Total Distributions, Reinvestments
  and Rights Offering                                 (1.20)        (1.42)        (1.47)        (1.50)
                                                  ------------  ------------  ------------  ------------
Net asset value at end of year                       $10.65        $13.61        $14.02        $14.22
                                                  ============  ============  ============  ============
Market price at end of year                          $11.09        $12.375       $11.063       $12.938
                                                  ============  ============  ============  ============

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (d)

Based on net asset value                             (12.7)%         8.8%         10.2%         19.8%

Based on market price                                   0.0%        25.4%        (4.4)%          9.1%


RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of year (millions)                 $1,133        $1,376        $1,396        $1,351

Ratio of expenses to average net assets                1.03%        0.96%         0.97%         1.00%

Ratio of net investment income to
   average net assets                                  0.27%        0.37%         0.37%         0.39%

Portfolio turnover rate                                  64%          83%           90%           76%


(a) Before provision for federal income tax.
(b) Effect of All-Star's rights offerings for shares at a price below net asset value.
(c) Effect of payment of a portion of distributions in newly issued shares at a discount from net asset value.
(d) Calculated assuming all distributions reinvested at actual reinvestment price and all primary rights exercised.



                                              See Notes to Financial Statements.

                                                                           YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------------------
                                                      1997          1996           1995       1994        1993          1992
                                                  -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of year                 $11.95        $11.03         $9.26      $10.40      $10.78        $11.20
                                                  ------------  ------------  ------------  ---------  ----------   -----------
Income from Investment Operations:

  Net investment income                                0.05          0.08          0.10        0.11        0.12          0.16

  Net realized and unrealized gain
    (loss) on investments                              3.01(a)       2.15(a)       2.71       (0.20)       0.78(a)       0.54

  Provision for federal income tax                    (0.36)        (0.13)          --          --        (0.18)          --
                                                  ------------  ------------  ------------  ---------  ----------   -----------
Total from Investment Operations                       2.70          2.10          2.81       (0.09)       0.72          0.70
                                                  ------------  ------------  ------------  ---------  ----------   -----------
Less Distributions from:

  Net investment income                               (0.05)        (0.08)        (0.10)      (0.12)      (0.12)        (0.18)

  Realized capital gain                               (1.28)        (1.10)        (0.94)      (0.52)      (0.58)        (0.66)

  Return of capital                                     --            --            --        (0.36)      (0.37)        (0.23)
                                                  ------------  ------------  ------------  ---------  ----------   -----------
Total Distributions                                   (1.33)        (1.18)        (1.04)      (1.00)      (1.07)        (1.07)
                                                  ------------  ------------  ------------  ---------  ----------   -----------
 Change due to rights offering (b)                      --            --            --        (0.05)      (0.03)        (0.05)

 Impact of shares issued in dividend
  reinvestment (c)                                      --            --            --          --          --            --
                                                  ------------  ------------  ------------  ---------  ----------   -----------
Total Distributions, Reinvestments
  and Rights Offering                                 (1.33)        (1.18)        (1.04)      (1.05)      (1.10)        (1.12)
                                                  ------------  ------------  ------------  ---------  ----------   -----------
Net asset value at end of year                       $13.32        $11.95        $11.03       $9.26      $10.40        $10.78
                                                  ============  ============  ============  =========  ==========   ===========
Market price at end of year                          $13.313       $11.250       $10.875      $8.500     $11.125       $11.125
                                                  ============  ============  ============  =========  ==========   ===========

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (d)

Based on net asset value                              26.6%         21.7%         31.8%       (0.8%)       8.8%          6.9%

Based on market price                                 34.4%         16.2%         41.4%      (14.9%)      12.7%         14.9%


RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of year (millions)                 $1,150          $988          $872        $710        $725          $665

Ratio of expenses to average net assets               1.01%         1.03%         1.06%       1.07%       1.08%         1.08%

Ratio of net investment income to
   average net assets                                 0.38%         0.73%         0.92%       1.16%       1.08%         1.44%

Portfolio turnover rate                                 99%           70%           54%         44%         72%           57%


See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2001


NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

Liberty All-Star Equity Fund ("All-Star" or the "Fund"), organized as a Massachusetts business trust on August 20, 1986, is a closed-end, diversified management investment company. All-Star's investment objective is to seek total investment return, comprised of long term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. All-Star is managed by Liberty Asset Management Company (the "Manager").

    The following is a summary of significant accounting policies followed by All-Star in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

VALUATION OF INVESTMENTS - Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the mean between the current bid and asked prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Trustees (Trustees). Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine that this does not represent fair value.

PROVISION FOR FEDERAL INCOME TAX - The Fund qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders.

OTHER - Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.


NOTE 2. FEES PAID TO AFFILIATES
Under All-Star's Management and Portfolio Management Agreements, All-Star pays the Manager a management fee for its investment management services at an annual rate of 0.80% of All-Star's average weekly net assets. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the portion of the investment portfolio managed by it. All-Star also pays the Manager an administrative fee for its administrative services at an annual rate of 0.20% of All-Star's average weekly net assets. The annual fund management and administrative fees are reduced to 0.72% and 0.18%, respectively, on average weekly net assets in excess of $400 million and the aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.36% of All-Star's average weekly net assets in excess of $400 million. The annual fund management and administrative fees are further reduced to 0.648% and 0.162%, respectively, on average weekly net assets in excess of $800 million to $1.2 billion and 0.584% and 0.146%, respectively, on average weekly net assets in excess of $1.2 billion. The aggregate annual fees payable by the Manager to the Portfolio Managers are also reduced to 0.324% of the Fund's average weekly net assets in excess of $800 million to $1.2 billion and 0.292% of the Fund's average net assets in excess of $1.2 billion.The Manager is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Manager has delegated those functions to State Street Bank and Trust Company ("State Street"). The Manager pays fees to State Street under the Outsourcing Agreement.

    During the period January 1, 2001 to June 30, 2001, Colonial Management Associates, Inc., an affiliate of the Manager, provided bookkeeping and pricing services to the Fund for a monthly fee equal to $36,000 annually plus 0.0233% annually of the Fund's average weekly net assets over $50 million, 0.0167% in excess of $500 million, and 0.015% in excess of $1 billion. Effective July 1,

2001, under its pricing and bookkeeping agreement with the Fund, the Manager receives from the Fund an annual flat fee or $10,000, paid monthly, and in any month that the Fund's average weekly net assets are more than $50 million, a monthly fee equal to the average weekly net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

    On November 1, 2001, Liberty Financial Companies, Inc., the former parent of the Manager, completed the sale of its asset management business, including the Manager, to Fleet National Bank (Fleet), an indirect wholly owned subsidiary of FleetBoston Financial Corporation. This transaction resulted in a change of control of the Manager and, therefore, an assignment of the Manager's investment advisory agreement and an assignment of the portfolio management agreements with the Fund. The Fund had obtained approval of a new investment advisory agreement and new portfolio management agreement by the Fund's Trustees and shareholders, which became effective upon completion of the sale. The new contracts are identical to the prior contract in all material respects except for their effective and termination dates.


OTHER - The Fund has an agreement with its custodian bank under which $1,525 of custody fees were reduced by balance credits for the year ended December 31, 2001. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.


NOTE 3. CAPITAL TRANSACTIONS
During the years ended December 31, 2001, and December 31, 2000, distributions in the amount of $56,182,987 and $19,294,351 respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 5,333,568 and 1,535,869 shares, respectively.


NOTE 4. SECURITIES TRANSACTIONS
Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the year ended December 31, 2001 were $750,053,044 and $825,868,477, respectively.

    The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement, plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.


NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS
All-Star currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of All-Star's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date.

    Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carry-forwards) under income tax regulations. These reclassifications are excluded from the per share amount in the Financial Highlights.

    The tax composition of dividends represented by ordinary income and long-term capital gains was $41,109,537 and $81,993,670, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND THE TRUSTEES OF LIBERTY ALL-STAR EQUITY FUND


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty All-Star Equity Fund (the "Fund") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for years ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating our overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Fund for periods prior to January 1, 1999 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP

Boston, Massachusetts

February 4, 2002

                            AUTOMATIC DIVIDEND REINVESTMENT & CASH PURCHASE PLAN


    Under the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to participate and have all their Fund dividends and distributions automatically reinvested by EquiServe Trust Company, N.A., as agent for participants in the Plan (the "Plan Agent"), in additional shares of the Fund. For further information and enrollment forms, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

    Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

    Under the Plan, distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Distributions declared payable only in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent's completion of such open market purchases, the market price of a share equals or exceeds its net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

    Participants in the Plan have the option of making additional cash payments in any amount on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or shortly after the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than five business days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

    The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

    There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent's fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions declared payable in cash.

    With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

    Shareholders may terminate their participation in the Plan by written notice to the Plan Agent, EquiServe Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011. Such termination will be effective immediately if received not less than 10 days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such dividend or distribution. On termination, participants may either have certificates for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $2.50 fee plus brokerage commissions, to the participant.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.

TAX INFORMATION (UNAUDITED)


All 2001 distributions whether received in cash or shares of theFund consist of the following:
(1) ordinary income and
(2) long-term capital gains distributions

Below is a table that details the breakdown of each 2001 distribution for federal income tax purposes.

TAX STATUS OF 2001 DISTRIBUTIONS

                                                  ORDINARY INCOME
                                           --------------------------------
                                               NET               SHORT-TERM            LONG-TERM
                        AMOUNT             INVESTMENT              CAPITAL              CAPITAL
 DATE PAID             PER SHARE             INCOME                 GAINS                GAINS
----------------------------------------------------------------------------------------------------
  03/19/01               $0.33                 --                  39.32%                60.68%
  07/02/01               $0.31                 --                  39.32%                60.68%
  10/09/01               $0.31                0.89%                38.97%                60.14%
  01/02/02               $0.25               10.90%                  --                  89.10%*

*100% of the Long-Term Capital Gains distribution paid on 01/02/02 is from qualified 5-year capital gains.


FOR CORPORATE SHAREHOLDERS

28% of the ordinary income dividends qualify for the 70% dividend received deduction available for corporations for the year ended December 31, 2001.

                          RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)


On September 26, 2001, a Special Meeting of Shareholders of the Fund was held to conduct a vote for or against the approval of the items listed on the Fund's Proxy Statement for said Meeting. On July 16, 2001, the record date for the Meeting, the Fund had shares outstanding of 103,077,108.002. The votes cast were as follows:

1. PROPOSAL OF NEW INVESTMENT ADVISORY AGREEMENT:

               For                                                    94,393,883.325
               Against                                                 1,787,502.285
               Abstain                                                 1,739,889.672

2. PROPOSAL OF NEW PORTFOLIO MANAGEMENT AGREEMENT WITH MASTRAPASQUA & ASSOCIATES, INC.:

               For                                                    94,227,400.122
               Against                                                 1,801,599.180
               Abstain                                                 1,892,275.980

3. PROPOSAL OF NEW PORTFOLIO MANAGEMENT AGREEMENT WITH OPPENHEIMER CAPITAL:

               For                                                    94,532,074.264
               Against                                                 1,612,867.026
               Abstain                                                 1,776,333.992

4. PROPOSAL OF NEW PORTFOLIO MANAGEMENT AGREEMENT WITH BOSTON PARTNERS ASSET MANAGEMENT, L.P.:

               For                                                    94,310,366.508
               Against                                                 1,698,865.496
               Abstain                                                 1,912,043.278

5. PROPOSAL OF NEW PORTFOLIO MANAGEMENT AGREEMENT WITH WESTWOOD MANAGEMENT
   CORPORATION:

               For                                                    94,224,801.755
               Against                                                 1,757,307.435
               Abstain                                                 1,939,166.092

6. PROPOSAL OF NEW PORTFOLIO MANAGEMENT AGREEMENT WITH TCW INVESTMENT MANAGEMENT
   COMPANY:

               For                                                    94,131,648.139
               Against                                                 1,903,587.876
               Abstain                                                 1,886,039.267

TRUSTEES AND OFFICERS


The names of the Trustees and Officers of the Liberty All-Star Equity Fund, the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

DISINTERESTED TRUSTEE(S)

                                                                                             NUMBER OF
      NAME               POSITION           TERM OF                  PRINCIPAL             PORTFOLIOS IN
      (AGE)            WITH LIBERTY       OFFICE AND               OCCUPATION(S)            FUND COMPLEX          OTHER
       AND               ALL-STAR         LENGTH OF                 DURING PAST               OVERSEEN          DIRECTOR-
     ADDRESS           EQUITY FUND         SERVICE                  FIVE YEARS              BY TRUSTEE         SHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Birnbaum       Trustee        Trustee Since        Retired since January 1994;         2           Dresdner RCM
(Age 74)                                1994; Term           Special Counsel, Dechert,                       Global Funds
c/o Liberty Asset                       Expires 2003         Price & Rhoads (September                       (investment compa-
Management Company                                           1988 to December 1993);                         nies) and Chicago
One Financial Center                                         President and Chief                             Options Exchange
Boston, MA 02111                                             Operating Officer, New York                     Board
                                                             Stock Exchange, Inc.
                                                             (May 1985 to June 1988)

James E. Grinnell        Trustee        Trustee Since        Private investor since              2           None
(Age 71)                                1986; Term           November 1988; President
c/o Liberty Asset                       Expires 2002         and Chief Executive Officer,
Management Company                                           Distribution Management
One Financial Center                                         Systems, Inc. (1983 to May
Boston, MA 02111                                             1986); Senior Vice President,
                                                             Operations, The Rockport
                                                             Company (importer and dis-
                                                             tributor of shoes) (May 1986
                                                             to November 1988).


Richard W. Lowry         Trustee        Trustee Since        Private investor since 1987        105          None
(Age 65)                                1986; Term           (formerly Chairman and
c/o Liberty Asset                       Expires 2004         Chief Executive Officer, U.S.
Management Company                                           Plywood Corporation (build-
One Financial Center                                         ing products manufacturer).
Boston, MA 02111

John J. Neuhauser        Trustee        Trustee Since        Academic Vice President            105          Saucony, Inc.
(Age 58)                                1998; Term           and Dean of Faculties since                     (athletic footwear);
c/o Liberty Asset                       Expires 2004         August 1999, Boston College                     SkillSoft Corp.
Management Company                                           (formerly Dean, Boston                          (E-Learning).
One Financial Center                                         College School of Manage-
Boston, MA 02111                                             ment from September 1977
                                                             to September 1999).

INTERESTED TRUSTEE

                                                                                             NUMBER OF
      NAME               POSITION           TERM OF                  PRINCIPAL             PORTFOLIOS IN
      (AGE)            WITH LIBERTY       OFFICE AND               OCCUPATION(S)            FUND COMPLEX          OTHER
       AND               ALL-STAR         LENGTH OF                 DURING PAST               OVERSEEN          DIRECTOR-
     ADDRESS           EQUITY FUND         SERVICE                  FIVE YEARS              BY TRUSTEE         SHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
William E. Mayer*        Trustee        Trustee Since        Managing Partner, Park             105          Johns Manville
(Age 61)                                1998; Term           Avenue Equity Partners                          (building products
c/o Liberty Asset                       Expires 2003         (venture capital) since                         manufacturer), Lee
Management Company                                           February 1999 (formerly                         Enterprises (print
One Financial Center                                         Founding Partner,                               and on-line media);
Boston, MA 02111                                             Development Capital, LLC                        WR Hambrecht +
                                                             from November 1996 to                           Co. (financial service
                                                             February 1999; Dean and                         provider); First Health
                                                             Professor, College of                           (healthcare); Systech
                                                             Business and Management,                        Retail Systems (retail
                                                             University of Maryland                          industry technology
                                                             from October, 1992 to                           provider).
                                                             November 1996).

* A TRUSTEE WHO IS AN "INTERESTED PERSON" (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT")) OF LIBERTY ALL-STAR EQUITY FUND OR LAMCO. MR. MAYER IS AN INTERESTED PERSON BY REASON OF HIS AFFILIATION WITH WR HAMBRECHT + CO.



OFFICERS

                                         POSITION        YEAR FIRST
                                       WITH LIBERTY      ELECTED OR
                                         ALL-STAR        APPOINTED                PRINCIPAL OCCUPATION(S) DURING
 NAME (AGE) AND ADDRESS                 EQUITY FUND      TO OFFICE                       PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
William R. Parmentier, Jr. (Age 49)      President         1998             President and Chief Executive Officer (since
Liberty Asset Management Company                                            August 1998) and Chief Investment Officer (since
One Financial Center                                                        April 1995), Senior Vice President (April 1995 to
Boston, MA 02111                                                            August 1998), Liberty Asset Management
                                                                            Company.

Christopher S. Carabell (Age 38)      Vice President       1997             Senior Vice President, Product Development and
Liberty Asset Management Company                                            Marketing (since January 1999), Vice President,
One Financial Center                                                        Investments, Liberty Asset Management
Boston, MA 02111                                                            Company (March 1996 to January 1999);
                                                                            Associate Director, U.S. Equity Research, BARRA
                                                                            RogersCasey, investment consultants (January
                                                                            1995 to February 1996).

Mark T. Haley, CFA (Age 37)           Vice President       1999             Vice President-Investments (since January 1998),
Liberty Asset Management Company                                            Director of Investment Analysis (December 1996
One Financial Center                                                        to December 1998), Investment Analyst (January
Boston, MA 02111                                                            1994 to November 1996), Liberty Asset
                                                                            Management Company.

                                         POSITION        YEAR FIRST
                                       WITH LIBERTY      ELECTED OR
                                         ALL-STAR        APPOINTED                PRINCIPAL OCCUPATION(S) DURING
 NAME (AGE) AND ADDRESS                 EQUITY FUND      TO OFFICE                       PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
J. Kevin Connaughton (Age 37)           Treasurer          2000             Treasurer of the Liberty Funds and of the Liberty
One Financial Center                                                        All-Star Funds since December 2000 (formerly
Boston, MA 02111                                                            Controller of the Liberty Funds and of the
                                                                            Liberty All-Star Funds from February 1998 to
                                                                            October 2000); Treasurer of the Stein Roe Funds
                                                                            since February, 2001 (formerly Controller from
                                                                            May 2000 to February 2001); Senior Vice
                                                                            President of Liberty Funds Group LLC ("LFG")
                                                                            since January 2001 (formerly Vice President from
                                                                            April 2000 to January 2001; Vice President of
                                                                            Colonial Management Associates, Inc.
                                                                            ("Colonial") from February 1998 to October
                                                                            2000; Senior Tax Manager, Coopers & Lybrand,
                                                                            LLP from April 1996 to January 1998).

Michelle G. Azrialy (Age 32)            Controller         2001             Controller of the Liberty Funds and of the
One Financial Center                                                        Liberty All-Star Funds since May 2001; Vice
Boston, MA 02111                                                            President of LFG since March 2001 (formerly
                                                                            Assistant Vice President of Fund Administration
                                                                            from September 2000 to February 2001;
                                                                            Compliance Manager of Fund Administration
                                                                            from September 1999 to August 2000) (formerly
                                                                            Assistant Vice President and Assistant Treasurer,
                                                                            Chase Global Fund Services - Boston from
                                                                            August 1996 to September, 1999).

Vicki Benjamin (Age 40)                 Chief              2001             Chief Accounting Officer of the Liberty Funds
One Financial Center                    Accounting                          and of the Liberty All-Star Funds since June 2001;
Boston, MA 02111                        Officer                             Vice President of LFG since April 2001 (formerly
                                                                            Vice President, Corporate Audit, State Street
                                                                            Bank and Trust Company from May 1998 to April
                                                                            2001; Audit Manager from July 1994 to June
                                                                            1997; Senior Audit Manager from July 1997 to
                                                                            May 1998, Coopers & Lybrand, LLP).

Jean S. Loewenberg (Age 56)             Secretary          2002             Secretary of the Liberty Funds and of the Liberty
One Financial Center                                                        All-Star Funds since February 2002; Senior Vice
Boston, MA 02111                                                            President and Group Senior Counsel, Fleet
                                                                            National Bank since November 1996.

[ALL-STAR EQUITY FUND LOGO]


FUND MANAGER
Liberty Asset Management Company
One Financial Center
Boston, Massachusetts 02111
617-772-3626
www.all-starfunds.com

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers, LLP
160 Federal Street
Boston, Massachusetts 02110

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
EquiServe Trust Company, N.A.
P.O. Box 43011, Providence, Rhode Island 02940-3011
1-800-LIB-FUND (1-800-542-3863)
www.equiserve.com

LEGAL COUNSEL
Kirkpatrick and Lockhart LLP
1800 Massachusetts Avenue, NW
Washington, DC 20036-1800

TRUSTEES
Robert J. Birnbaum*
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*

OFFICERS
William R. Parmentier, Jr., President and Chief Executive Officer
Christopher S. Carabell, Vice President
Mark T. Haley, CFA, Vice President
J. Kevin Connaughton, Treasurer
Jean S. Loewenberg, Secretary

*Member of the audit committee.


 USA
LISTED
 NYSE

                                LIBERTY ALL-STAR
                                  EQUITY FUND

                                   [GRAPHIC]

                             SINCE 1986 - NYSE: USA







[ALL-STAR EQUITY FUND LOGO]


LIBERTY ASSET MANAGEMENT COMPANY,
FUND MANAGER
ONE FINANCIAL CENTER
BOSTON, MASSACHUSETTS 02111
617-772-3626
www.all-starfunds.com


 USA
LISTED
 NYSE


A MEMBER OF THE
CLOSED-END
FUND
ASSOCIATION, INC.
www.closed-endfunds.com